IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE ---------------------------------------------------------- In re: NEPHROGENEX, INC., Debtor.1 ---------------------------------------------------------- x : : : : : : : x Chapter 11 Case No. 16-11074 (KG) SCHEDULES OF ASSETS AND LIABILITIES FOR NEPHROGENEX, INC. 1 The last four digits of the Debtor’s federal tax identification number are 5171. The mailing address for the Debtor is 3200 Beechleaf Court, Suite 900, Raleigh, NC 27604.

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE ---------------------------------------------------------- In re: NEPHROGENEX, INC., Debtor.1 ---------------------------------------------------------- x : : : : : : : x Chapter 11 Case No. 16-11074 (KG) GENERAL NOTES PERTAINING TO SCHEDULES AND STATEMENT OF FINANCIAL AFFAIRS On April 30, 2016 (the “Petition Date”), NephroGenex, Inc., as debtor and debtor- in-possession (the “Debtor”), filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), which case is being administered as Case No. 16-11074 (KG). With the assistance of its professionals, the Debtor’s management prepared the Schedules of Assets and Liabilities (collectively, the “Schedules”) and Statement of Financial Affairs (the “SOFA” and, together with the Schedules, the “Schedules and SOFA”) pursuant to section 521 of the Bankruptcy Code and Rule 1007 of the Federal Rules of Bankruptcy Procedure. The Schedules and SOFA are unaudited and do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”), and they are not intended to be fully reconciled to the financial statements. Although the Debtor’s management has made every reasonable effort to ensure that the Schedules and SOFA are accurate and complete based on information that was available to them at the time of preparation, subsequent information or discovery of inadvertent errors or omissions may result in material changes to the Schedules and SOFA. The information provided herein, except as otherwise noted, is as of the close of business on April 30, 2016, unless otherwise stated. Subsequent receipt of information or an audit may result in material changes in financial data requiring amendment of the Schedules and SOFA. Accordingly, the Schedules and SOFA remain subject to further review and verification by the Debtor. The Debtor reserves its right to amend the Schedules and SOFA from time to time as may be necessary or appropriate. These general notes regarding the Schedules and SOFA (the “General Notes”) comprise an integral part of the Schedules and SOFA filed by the Debtor and should be referenced in connection with any review of the Schedules and SOFA. Nothing contained in the Schedules and SOFA shall constitute a waiver of any rights or claims of the Debtor against any third party, or in or with respect to any aspect of this chapter 11 case. 1 The last four digits of the Debtor’s federal tax identification number are 5171. The mailing address for the Debtor is 3200 Beechleaf Court, Suite 900, Raleigh, NC 27604.

2 The Schedules and SOFA have been signed by John P. Hamill, the Chief Executive Officer and Chief Financial Officer of the Debtor. In reviewing and signing the Schedules and SOFA, Mr. Hamill has necessarily relied upon the efforts, statements and representations of the Debtor’s accounting personnel and advisors. Mr. Hamill has not (and could not have) personally verified the accuracy of each such statement and representation, including statements and representations concerning amounts owed to creditors. 1. Information Subject to Confidentiality. The Debtor has redacted from the public record addresses of its employees and certain other individuals. 2. Amendments. The Debtor reserves the right to amend and/or supplement the Schedules and SOFA as necessary and/or appropriate. 3. Asset Presentation. Unless otherwise stated, each asset and liability of the Debtor is shown on the basis of the net book value of the asset or liability in the Debtor’s unaudited accounting books and records, as of April 30, 2016, and not on the basis of current market values of such interest in property and/or liabilities. The Debtor reserves its right to amend or adjust the value of each asset or liability set forth herein. 4. Liabilities. The Debtor has sought to allocate liabilities between the prepetition and postpetition periods based on the information and research that was conducted in connection with the preparation of the Schedules and SOFA. As additional information becomes available and further research is conducted, the allocation of liabilities between prepetition and postpetition periods may change, and the Debtor reserves the right to change the allocation of liability to the extent such additional information becomes available. The liabilities listed on the Schedules do not reflect any analysis of claims under section 503(b)(9) of the Bankruptcy Code. Accordingly, the entire amount of a prepetition liability for goods delivered in the twenty (20) days prior to the Petition Date is commingled with a particular creditor’s other open liabilities reflected in the Debtor’s accounts payable system. 5. Estimates. To close the books and records of the Debtor as of the Petition Date, the Debtor was required to make certain estimates and assumptions that affect the reported amounts of its assets, liabilities, revenue and expenses. 6. Causes of Action. Despite reasonable efforts, the Debtor might not have identified and/or set forth all of its causes of action against third parties as assets in its Schedules and SOFA. The Debtor reserves any and all of its rights with respect to any causes of action it may have, and neither these General Notes nor the Schedules and SOFA shall be deemed a waiver of any such causes of action. 7. Claims Description. Any failure to designate a claim on the Schedules and/or SOFA as “disputed,” “contingent” or “unliquidated” does not constitute an admission by the Debtor that such claim is not “disputed,” “contingent” or “unliquidated.” The Debtor reserves the right to dispute, or to assert offsets or defenses to, any claim reflected on its Schedules and SOFA as to amount, priority, secured or unsecured status, or classification, or to otherwise designate any claim as “disputed,” “contingent” or “unliquidated” by filing and serving an appropriate amendment.

3 8. Property and Equipment. Nothing in the Schedules or SOFA (including, without limitation, the failure to list leased property or equipment as owned property or equipment) is, or shall be construed as, an admission as to the determination of legal status of any lease (including whether any lease is a true lease or financing arrangement), and the Debtor reserves all its rights with respect to such issues. 9. Insiders. Solely for purposes of the Schedules and SOFA, the Debtor defines “insiders” to include the following: (a) directors, (b) senior level officers, (c) equity holders holding in excess of 5% of the voting securities of the Debtor, (d) Debtor affiliates, and (e) relatives of any of the foregoing (to the extent known by the Debtor). Persons listed as “insiders” have been included for informational purposes only. The Debtor does not take any position with respect to: (a) such person’s influence over the control of the Debtor; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she is not an “insider” under applicable law, including the federal securities laws and section 101(31) of the Bankruptcy Code, or with respect to any theories of liability or for any other purpose. The listing of a creditor as an “insider” does not act as an admission of any fact, claim, right or defense, and all such rights, claims and defenses are hereby expressly reserved. As such, the Debtor reserves all rights with respect to the foregoing issues. 10. Intellectual Property Rights. Exclusion of certain intellectual property from the Schedules and SOFA shall not be construed as an admission that such intellectual property rights have been abandoned, terminated, assigned, expired by their terms or otherwise transferred pursuant to a sale, acquisition or other transaction. Conversely, inclusion of certain intellectual property shall not be construed to be an admission that such intellectual property rights have not been abandoned, terminated, assigned, expired by their terms or otherwise transferred pursuant to a sale, acquisition or other transaction. 11. Specific Notes. These General Notes are in addition to the specific notes set forth in the individual Schedules and SOFA. Disclosure of information in one Schedule, the SOFA, an exhibit or continuation sheet, even if incorrectly placed, shall be deemed to be disclosed in the correct Schedule, the SOFA or any exhibits or continuation sheets. 12. Totals. All totals that are included in the Schedules represent totals of the liquidated amounts for the individual schedule for which they are listed. 13. Unliquidated Claim Amounts. Claim amounts that could not be fairly quantified by the Debtor are scheduled as “undetermined” or “unknown.” 14. Claimants. The identity of some of the holders of claims may have changed over time due to trading and/or transfer of certain of these claims. It is the Debtor’s belief that the claims against the Debtor were as of the Petition Date held by the entities identified in the Schedules (or affiliates of such entities or beneficial holders for which such entities are nominees or asset managers), in the principal amounts set forth herein, without inclusion of accrued and unpaid interest (unless expressly noted that interest is included).

4 15. General Reservation of Rights. The Debtor specifically reserves the right to amend, modify, supply, correct, change or alter any part of its Schedules and SOFA as and to the extent necessary as it deems appropriate. Specific Disclosures With Respect to the Debtor’s Schedules 16. Schedule A/B: Assets – Real and Personal Property. The Debtor’s operating account includes $3,700 of Consolidated Omnibus Budget Reconciliation Act (“COBRA”) payments received from former employees. A corresponding accrued liability to account for this advancement related to COBRA payments for the month of May appears in the Debtor’s financial statements for the month of April. 17. Schedule E/F: Creditors Who Have Unsecured Claims. The listing of any claim on Schedule E/F as a priority claim does not constitute an admission by the Debtor that such claim is entitled to priority under section 507(a) of the Bankruptcy Code. The Debtor reserves the right to dispute the priority status of any claim on any basis. Although the Debtor has made a reasonable attempt to set forth its unsecured obligations in Schedule E/F, the actual amount of claims against the Debtor may vary from the represented liabilities. Parties in interest should not accept that any listed liability necessarily reflects the correct amount of any unsecured creditor’s allowed claim or the correct amount of all unsecured claims. Similarly, parties in interest should not anticipate that recoveries in this case will reflect the relationship of aggregate asset values and aggregate liabilities set forth in the Schedules and SOFA. The claims listed on Schedule E/F arose or were incurred on various dates and, in certain instances, the date on which a claim arose may be unknown or subject to dispute. Because fixing that date for each claim in Schedule E/F would be unduly burdensome and cost prohibitive, the Debtor has not listed a date for the claims listed on Schedule E/F. Schedule E/F does not include employee withholding obligations of the Debtor, which the Debtor remits directly to the applicable authority. In addition, Schedule F does not include certain deferred charges, deferred liabilities or accruals. Schedule E/F may not include potential rejection damages claims of counterparties to executory contracts or unexpired leases that may be rejected by the Debtor. 18. Schedule G: Executory Contracts and Unexpired Leases. Although the Debtor has made every effort to ensure the accuracy of Schedule G, inadvertent errors or omissions may have occurred. Listing a contract or agreement on Schedule G does not constitute an admission that such contract or agreement is an executory contract or unexpired lease or that such contract or agreement was in effect on the Petition Date or is valid or enforceable. The Debtor hereby reserves all of its rights to dispute the validity, status or enforceability of any contracts, agreements or leases set forth in Schedule G and to amend or supplement Schedule G as necessary. Certain of the leases and contracts listed on Schedule G may contain renewal options, guarantees of payment, options to purchase, rights of first refusal and other miscellaneous rights. Such rights, powers, duties and obligations may not be set forth separately on Schedule G. In addition, the Debtor may have entered into various other types of agreements in the ordinary course of its business, such as easements, rights of way, subordination

5 agreements, nondisturbance agreements, supplemental agreements, amendments/letter agreements, title agreements and confidentiality or nondisclosure agreements. Such documents may not be set forth in Schedule G. The Debtor reserves all rights to dispute or challenge the characterization of the structure of any transaction or any document or instrument related to a creditor’s claim. The Debtor may be party to certain agreements that have expired by their terms. Out of an abundance of caution, the Debtor may have listed certain such agreements on Schedule G. The Debtor’s inclusion of such contracts or agreements on Schedule G is not an admission that such contract or agreement is an executory contract or unexpired lease. Omission of a contract or agreement from Schedule G does not constitute an admission that such omitted contract or agreement is not an executory contract or unexpired lease. The Debtor’s rights under the Bankruptcy Code with respect to any such omitted contracts or agreements are not impaired by the omission of those contracts from Schedule G. The listing of any contract on Schedule G does not constitute an admission by the Debtor as to the validity of any such contract. The Debtor reserves the right to dispute the effectiveness of any such contract listed on Schedule G or to amend Schedule G at any time to remove any contract. Specific Disclosures With Respect to the Debtor’s SOFA 19. Question 3. Question 3 excludes (a) employee withholdings such as tax withholdings and benefits withholdings remitted by the Debtor to the applicable authorities; and (b) amounts paid to insiders (which are reflected in Question 4).

Official Form 206Sum Summary of Assets and Liabilities for Non-Individuals 12/15 Part 1: Summary of Assets 1. Schedule A/B: Assets–Real and Personal Property (Official Form 206A/B) 1a. Real property: 1a. Copy line 88 from Schedule A/B ........................................................................................................................... 0.00$ 1b. Total personal property: 1b. Copy line 91A from Schedule A/B .......................................................................................................................... 73,632,292.11$ 1c. Total of all property: 1c. Copy line 92 from Schedule A/B ............................................................................................................................. 73,632,292.11$ Part 2: Summary of Liabilities 2. Schedule D: Creditors Who Have Claims Secured by Property (Official Form 206D) Copy the total dollar amount listed in Column A, Amount of claim,from line 3 of Schedule D ..................................... 0.00$ 3. Schedule E/F: Creditors Who Have Unsecured Claims (Official Form 206E/F) 3a. Total claim amounts of priority unsecured claims: 3a. Copy the total claims from Part 1 from line 5a of Schedule E/F ............................................................................ 69,333.04$ 3b. Total amount of claims of nonpriority amount of unsecured claims: 3b. Copy the total of the amount of claims from Part 2 from line 5b of Schedule E/F ................................................. 5,997,443.77+ $ 4. Total liabilities Lines 2 + 3a + 3b .............................................................................................................................................................. 6,066,776.81$ Fill in this information to identify the case: Debtor Name: In re : NephroGenex, Inc. United States Bankruptcy Court for the: District Of Delaware Case number (if known): 16-11074 (KG) Check if this is an amended filing ? Official Form 206Sum Summary of Assets and Liabilities for Non-Individuals Page 1 of 1

Fill in this information to identify the case:
Debtor Name: In re : NephroGenex, Inc.
United States Bankruptcy Court for the: District Of Delaware
Case number (if known): 16-11074 (KG)

☐ Check if this is an amended filing

Official Form 206A/B

Schedule A/B: Assets - Real and Personal Property

12/15

Disclose all property, real and personal, which the debtor owns or in which the debtor has any other legal, equitable, or future interest. Include all property in which the debtor holds rights and powers exercisable for the debtor's own benefit. Also include assets and properties which have no book value, such as fully depreciated assets or assets that were not capitalized. In Schedule A/B, list any executory contracts or unexpired leases. Also list them on Schedule G: *Executory Contracts and Unexpired Leases* (Official Form 206G).

Be as complete and accurate as possible. If more space is needed, attach a separate sheet to this form. At the top of any pages added, write the debtor's name and case number (if known). Also identify the form and line number to which the additional information applies. If an additional sheet is attached, include the amounts from the attachment in the total for the pertinent part.

For Part 1 through Part 11, list each asset under the appropriate category or attach separate supporting schedules, such as a fixed asset schedule or depreciation schedule, that gives the details for each asset in a particular category. List each asset only once. In valuing the debtor's interest, do not deduct the value of secured claims. See the instructions to understand the terms used in this form.

Part 1: Cash and cash equivalents

1. **Does the debtor have any cash or cash equivalents?**

☐ No. Go to Part 2.

☑ Yes. Fill in the information below.

All cash or cash equivalents owned or controlled by the debtor			**Current value of debtor's interest**
2. **Cash on hand**			
2.1 None			$
3. **Checking, savings, money market, or financial brokerage accounts** *(Identify all)*			
Name of institution (bank or brokerage firm)	Type of account	Last 4 digits of account number	
3.1 East West Bank	Operating Account	7468	$ 4,611,055.51
3.2 East West Bank	Money Market Account	9407	$ 25,026.63
4. **Other cash equivalents** *(Identify all)*			
4.1 None			$

5. **Total of Part 1**

Add lines 2 through 4 (including amounts on any additional sheets). Copy the total to line 80. $ 4,636,082.14

Official Form 206 A/B **Schedule A/B: Assets - Real and Personal Property** Page 1 of 12

Part 2: Deposits and prepayments 6. Does the debtor have any deposits or prepayments? ? No. Go to Part 3. ? Yes. Fill in the information below. Current value of debtor’s interest 7. Deposits, including security deposits and utility deposits Description, including name of holder of deposit 7.1 Highwoods Realty Limited Partnership; Security Deposit $ 9,534.63 8. Prepayments, including prepayments on executory contracts, leases, insurance, taxes, and rent Description, including name of holder of prepayment 8.1 See Schedule A/B8 Attachment $ 2,958,219.23 9. Total of Part 2 Add lines 7 through 8. Copy the total to line 81. $ 2,967,753.86 Official Form 206 A/B Schedule A/B: Assets - Real and Personal Property Page 2 of 12 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

Part 3: Accounts receivable 10. Does the debtor have any accounts receivable? ? No. Go to Part 4. ? Yes. Fill in the information below. Current value of debtor’s interest 11. Accounts receivable Description face amount doubtful or uncollectible accounts 11a. 90 days old or less: $ $ =..... ? $ 12. Total of Part 3 0.00 11b. Over 90 days old: $ $ =..... ? $ Current value on lines 11a + 11b = line 12. Copy the total to line 82. $ Official Form 206 A/B Schedule A/B: Assets - Real and Personal Property Page 3 of 12 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

13. Does the debtor own any investments? ? No. Go to Part 5. ? Yes. Fill in the information below. Valuation method used for current value Current value of debtor’s interest 14. Mutual funds or publicly traded stocks not included in Part 1 Name of fund or stock: $ 15. Non-publicly traded stock and interests in incorporated and unincorporated businesses, including any interest in an LLC, partnership, or joint venture Name of entity: % of ownership: % $ 16. Government bonds, corporate bonds, and other negotiable and non-negotiable instruments not included in Part 1 Describe: $ 17. Total of Part 4 Add lines 14 through 16. Copy the total to line 83. $ 0.00 Part 4: Investments Official Form 206 A/B Schedule A/B: Assets - Real and Personal Property Page 4 of 12 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

General description Date of the last physical inventory Net book value of debtor's interest (Where available) Valuation method used for current value Current value of debtor’s interest 19. Raw materials 19.1 None $ $ 21. Finished goods, including goods held for resale 21.1 None $ $ 22. Other inventory or supplies 22.1 None $ $ 25. Has any of the property listed in Part 5 been purchased within 20 days before the bankruptcy was filed? ? No ? Yes. Description Book value $ Valuation method Current value $ 20. Work in progress 20.1 Active Pharmaceutical Ingredient N/A $ Unknown None $ Unknown 24. Is any of the property listed in Part 5 perishable? ? No ? Yes 18. Does the debtor own any inventory (excluding agriculture assets)? ? No. Go to Part 6. ? Yes. Fill in the information below. 26. Has any of the property listed in Part 5 been appraised by a professional within the last year? ? No ? Yes $ Unknown 23. Total of Part 5 Add lines 19 through 22. Copy the total to line 84. Part 5: Inventory, excluding agriculture assets Official Form 206 A/B Schedule A/B: Assets - Real and Personal Property Page 5 of 12 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

General description Net book value of debtor's interest (Where available) Valuation method used for current value Current value of debtor’s interest 28. Crops—either planted or harvested $ $ 33. Total of Part 6 29. Farm animals Examples: Livestock, poultry, farm-raised fish $ $ 30. Farm machinery and equipment (Other than titled motor vehicles) $ $ 31. Farm and fishing supplies, chemicals, and feed $ $ 35. Has any of the property listed in Part 6 been purchased within 20 days before the bankruptcy was filed? ? No ? Yes. Description Book value $ Valuation method Current value $ 32. Other farming and fishing-related property not already listed in Part 6 $ $ 34. Is the debtor a member of an agricultural cooperative? ? No ? Yes. Is any of the debtor’s property stored at the cooperative? ? No ? Yes 36. Is a depreciation schedule available for any of the property listed in Part 6? ? No ? Yes 37. Has any of the property listed in Part 6 been appraised by a professional within the last year? ? No ? Yes 27. Does the debtor own or lease any farming and fishing-related assets (other than titled motor vehicles and land)? ? No. Go to Part 7. ? Yes. Fill in the information below. Add lines 28 through 32. Copy the total to line 85. $ 0.00 Part 6: Farming and fishing-related assets (other than titled motor vehicles and land) Official Form 206 A/B Schedule A/B: Assets - Real and Personal Property Page 6 of 12 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

Debtor: NephroGenex, Inc.
Name
Case number (if known): 16-11074

Part 7: Office furniture, fixtures, and equipment; and collectibles

38. **Does the debtor own or lease any office furniture, fixtures, equipment, or collectibles?**

☐ No. Go to Part 8.

☑ Yes. Fill in the information below.

	General description	Net book value of debtor's interest (Where available)	Valuation method used for current value	Current value of debtor's interest
39.	**Office furniture**			
39.1	See Schedule A/B39 Attachment	$ 0.00	None	$ Unknown
40.	**Office fixtures**			
40.1	None	$		$
41.	**Office equipment, including all computer equipment and communication systems equipment and software**			
41.1	See Schedule A/B41 Attachment	$ 23,946.24	None	$ Unknown
42.	**Collectibles** *Examples:* Antiques and figurines; paintings,prints, or other artwork; books, pictures, or other art objects; china and crystal; stamp, coin, or baseball card collections; other collections, memorabilia, or collectibles			
42.1	None	$		$

43. **Total of Part 7.**
Add lines 39 through 42. Copy the total to line 86. — $ Unknown

44. **Is a depreciation schedule available for any of the property listed in Part 7?**

☐ No

☑ Yes

45. **Has any of the property listed in Part 7 been appraised by a professional within the last year?**

☑ No

☐ Yes

Official Form 206 A/B — Schedule A/B: Assets - Real and Personal Property — Page 7 of 12

46. Does the debtor own or lease any machinery, equipment, or vehicles? ? No. Go to Part 9. ? Yes. Fill in the information below. General description Include year, make, model, and identification numbers (i.e., VIN, HIN, or N-number) Net book value of debtor's interest (Where available) Valuation method used for current value Current value of debtor’ s interest 47. Automobiles, vans, trucks, motorcycles, trailers, and titled farm vehicles $ $ 48. Watercraft, trailers, motors, and related accessories Examples: Boats, trailers, motors, floating homes, personal watercraft, and fishing vessels $ $ 50. Other machinery, fixtures, and equipment (excluding farm machinery and equipment) $ $ 49. Aircraft and accessories $ $ 53. Has any of the property listed in Part 8 been appraised by a professional within the last year? ? No ? Yes 52. Is a depreciation schedule available for any of the property listed in Part 8? ? No ? Yes 51. Total of Part 8. Add lines 47 through 50. Copy the total to line 87. $ 0.00 Part 8: Machinery, equipment, and vehicles Official Form 206 A/B Schedule A/B: Assets - Real and Personal Property Page 8 of 12 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

Part 9: Real property 54. Does the debtor own or lease any real property? ??No. Go to Part 10. ??Yes. Fill in the information below. 55. Any building, other improved real estate, or land which the debtor owns or in which the debtor has an interest 55.1 Office Building 3200 Beechleaf Court, Suite 900 Raleigh, NC 27604 Lessee $ Unknown None $ Unknown 56. Total of Part 9. Add the current value on lines 55.1 through 55.6 and entries from any additional sheets. Copy the total to line 88. $ Unknown 57. Is a depreciation schedule available for any of the property listed in Part 9? ??No ??Yes 58. Has any of the property listed in Part 9 been appraised by a professional within the last year? ??No ??Yes Include street address or other description such as Assessor Parcel Number (APN), and type of property (for example, acreage, factory, warehouse, apartment or office building), if available. Nature and extent of debtor’s interest in property Net book value of debtor's interest (Where available) Valuation method used for current value Current value of debtor’s interest Description and location of property Official Form 206 A/B Schedule A/B: Assets - Real and Personal Property Page 9 of 12 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

Debtor: NephroGenex, Inc.
Name

Case number (if known): 16-11074

Part 10: Intangibles and intellectual property

59. **Does the debtor have any interests in intangibles or intellectual property?**

☐ No. Go to Part 11.

☑ Yes. Fill in the information below.

General description	Net book value of debtor's interest (Where available)	Valuation method used for current value	Current value of debtor's interest
60. Patents, copyrights, trademarks, and trade secrets			
60.1 See Schedule A/B60 Attachment	$		$ Unknown
61. Internet domain names and websites			
61.1 http://www.nephrogenex.com	$ Unknown	None	$ Unknown
62. Licenses, franchises, and royalties			
62.1 Amended and Restated License Agmt between University of Kansas Medical Research Center Research Institute, Inc. and the Debtor	$ Unknown	None	$ Unknown
62.2 Licence Agmt between Uppsala Monitoring Centre and the Debtor	$ Unknown	None	$ Unknown
62.3 Restated and Amended License Agmt between Vanderbilt University and the Debtor	$ Unknown	None	$ Unknown
62.4 License Agmt between University of South Carolina Research Foundation and the Debtor	$ Unknown	None	$ Unknown
63. Customer lists, mailing lists, or other compilations			
63.1 None	$		$
64. Other intangibles, or intellectual property			
64.1 None	$		$
65. Goodwill			
65.1 None	$		$

66. **Total of Part 10.**
Add lines 60 through 65. Copy the total to line 89. $ Unknown

67. **Do your lists or records include personally identifiable information of customers** (as defined in 11 U.S.C. §§ 101(41A) and 107)**?**

☑ No

☐ Yes

68. **Is there an amortization or other similar schedule available for any of the property listed in Part 10?**

☑ No

☐ Yes

69. **Has any of the property listed in Part 10 been appraised by a professional within the last year?**

☑ No

☐ Yes

Official Form 206 A/B **Schedule A/B: Assets - Real and Personal Property** Page 10 of 12

Current value of debtor’s interest Description (include name of obligor) Total face amount doubtful or uncollectible accounts 71.1 None $ - $ = ? $ 71. Notes receivable Description (for example, federal, state, local) 72.1 See Schedule A/B72 Attachment Tax year $ 66,026,356.11 72. Tax refunds and unused net operating losses (NOLs) 73.1 None $ 73. Interests in insurance policies or annuities 74.1 None $ Nature of claim Amount requested $ 74. Causes of action against third parties (whether or not a lawsuit has been filed) 75. Other contingent and unliquidated claims or causes of action of every nature, including counterclaims of the debtor and rights to set off claims 76.1 None $ 76. Trusts, equitable or future interests in property 77.1 AMEX Points on AMEX charge card $ 2,100.00 77. Other property of any kind not already listed Examples: Season tickets, country club membership 75.1 None $ Nature of claim Amount requested $ 70. Does the debtor own any other assets that have not yet been reported on this form? Include all interests in executory contracts and unexpired leases not previously reported on this form. ??No. Go to Part 12. ??Yes. Fill in the information below. 79. Has any of the property listed in Part 11 been appraised by a professional within the last year? ??No ??Yes $ 66,028,456.11 78. Total of Part 11. Add lines 71 through 77. Copy the total to line 90. Part 11: All other assets Official Form 206 A/B Schedule A/B: Assets - Real and Personal Property Page 11 of 12 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

Debtor: NephroGenex, Inc. Case number (if known): 16-11074
Name

Part 12: Summary

In Part 12 copy all of the totals from the earlier parts of the form.

	Type of property	Current value of personal property		Current value of real property
80.	**Cash, cash equivalents, and financial assets.** *Copy line 5, Part 1.*	$ 4,636,082.14		
81.	**Deposits and prepayments.** *Copy line 9, Part 2.*	$ 2,967,753.86		
82.	**Accounts receivable.** *Copy line 12, Part 3.*	$ 0.00		
83.	**Investments.** *Copy line 17, Part 4.*	$ 0.00		
84.	**Inventory.** *Copy line 23, Part 5.*	$ 0.00		
85.	**Farming and fishing-related assets.** *Copy line 33, Part 6.*	$ 0.00		
86.	**Office furniture, fixtures, and equipment; and collectibles.** *Copy line 43, Part 7.*	$ 0.00		
87.	**Machinery, equipment, and vehicles.** *Copy line 51, Part 8.*	$ 0.00		
88.	**Real property.** *Copy line 56, Part 9.*		➔	$ 0.00
89.	**Intangibles and intellectual property.** *Copy line 66, Part 10.*	$ 0.00		
90.	**All other assets.** *Copy line 78, Part 11.*	$ 66,028,456.11		
91.	**Total.** Add lines 80 through 90 for each column. 91a.	$ 73,632,292.11	+ 91b.	$ 0.00

92. **Total of all property on Schedule A/B.** Lines 91a + 91b = 92. $ 73,632,292.11

Official Form 206 A/B **Schedule A/B: Assets - Real and Personal Property** Page 12 of 12

In re: NephroGenex, Inc.
Case No. 16-11074
Schedule A/B 8
Prepayments

Description	Name of holder of prepayment	Current value of debtor's interest
Prepayment for 2016 annual fees	NASDAQ	$ 36,666.67
Prepayment for annual WHO database access fee (March 2016 to March 2017)	Upsala Monitoring Center	$ 9,119.64
Prepayment for BioNetwork East Conference Fees (May 2, 2016)	Worldwide Business Research	$ 1,649.50
Prepayment for Q2 BOD Fees	Pierre Legault	$ 2,851.85
Prepayment for Q2 BOD Fees	Richard Markham	$ 3,333.33
Prepayment for Q2 BOD Fees	James Mitchum	$ 3,333.33
Prepayment for Q2 BOD Fees	Robert R. Seltzer	$ 3,333.33
Prepayment for Q2 BOD Fees	Eugen Steiner, M.D.	$ 3,333.33
Prepayment for Q2 BOD Fees	Marco Taglietti, M.D.	$ 3,333.33
Prepayment for May and June Services for Intralink Website	Intralink	$ 2,750.00
Prepayment for May Consulting Services (from May 1 to May 13)	Pierre Legault	$ 4,125.00
Prepayment for May Consulting Services (from May 1 to May 13)	Jai Patel	$ 2,850.00
Retainer	Cole Schotz	$ 144,556.44
Retainer	Skadden, Arps LLP	$ 40,724.00
Retainer	Mintz Levin Cohn Ferris Glovsky	$ 25,000.00
Retainer	Kurtzman Carson Consultants LLC	$ 21,138.50
Retainer	EisnerAmper LLP	$ 7,850.00
Retainer	McDonnell Boehnen Hulbert & Berghoff	$ 7,537.50
Upfront Long-Term Deposit for application on final billing (Contract related to leasing of EKG machines for conducting clinical trial)	Bioclinica	$ 17,092.75
Upfront Pre-funded Amounts for Investigator Site Payments	Medpace	$ 252,603.78
Upfront prepayment for API campaign manufacturing agreement - API is scheduled to be released in May 2016	Patheon	$ 310,772.00
Various Insurance Prepayments - D&O Tail; Clinical Trial Tail, Travel, Product Liabilities, Worker's Compensation	Willis	$ 2,054,264.93
	TOTAL	**$ 2,958,219.23**

Page 1 of 1

In re: NephroGenex, Inc.
Case No. 16-11074
Schedule A/B 39
Office furniture

General description	Net book value of debtor's interest (where available)	Valuation method used for current value	Current value of debtor's interest	Depreciation schedule available (Y/N)	Appraised within last year (Y/N)
Designer Fabric, tall, wired, locking Cubicles (Qty: 2)	$0.00	None	Unknown	N	N
Exec Exchange Desk with overhead Storage (Qty: 6)	$0.00	None	Unknown	N	N
Fire King FP File Cabinets (Qty: 6)	$0.00	None	Unknown	N	N
Large (Board) Conference Table / Credenza / White Board (Qty: 1)	$0.00	None	Unknown	N	N
L-shaped Cherry Desks (Qty: 5)	$0.00	None	Unknown	N	N
Medium Conference Table / Chairs / Credenza / White Board (Qty: 1)	$0.00	None	Unknown	N	N
Paoli 36" Teardrop Rolling desks (Qty: 4)	$0.00	None	Unknown	N	N
Receptionist Desk / Credenza / File Cabinet (Qty: 1)	$0.00	None	Unknown	N	N
Round Tables with chairs (Qty: 4)	$0.00	None	Unknown	N	N

Page 1 of 1

In re: NephroGenex, Inc.
Case No. 16-11074
Schedule A/B 41
Office equipment

General description	Net book value of debtor's interest (where available)	Valuation method used for current value	Current value of debtor's interest	Depreciation schedule available (Y/N)	Appraised within last year (Y/N)
Cannon Copier (QTY: 1)	$0.00	None	Unknown	N	N
Dell 24" Monitors (QTY: 14)	$0.00	None	Unknown	N	N
Dell 26" Monitors (QTY: 1)	$0.00	None	Unknown	N	N
Dell Tower PC (QTY:1)	$1,022.05	None	Unknown	N	N
Epson Power Lite 77c Projector	$0.00	None	Unknown	N	N
HP Laser Jet Printers (3)	$0.00	None	Unknown	N	N
Mac Book Air (QTY:1)	$1,251.30	None	Unknown	N	N
Meraki FW / Switch (QTY:1)	$3,775.80	None	Unknown	N	N
MS Surface Tablets (2)	$0.00	None	Unknown	N	N
PC Laptops (QTY:10)	$17,897.09	None	Unknown	N	N
Pitney Bowes Postage Meter (QTY: 1)	$0.00	None	Unknown	N	N
Quench Water Cooler (QTY: 1)	$0.00	None	Unknown	N	N
TOTAL	**$23,946.24**				

Page 1 of 1

In re: NephroGenex, Inc.
Case No. 16-11074
Schedule A/B 60
Patents, copyrights, trademarks, and trade secrets

Description	Patent/Publicati	Country	Expiration Date	Net book value of debtor's interest (where available)	Valuation method used for current value	Current value of debtor's interest	Personally identifiable information of customers (Y/N)	Amortization schedule available (Y/N)	Appraised within last year (Y/N)
Methods For The Treatment And Prevention Of Urinary Stone Disease	6521645	USA	11/14/2021	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	E526023	Austria	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Belgium	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Bulgaria	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	2529538	Canada	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Republic of Cyprus	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Czech Republic	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Denmark	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Estonia	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	European Patent Convention	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Finland	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	France	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Germany	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Greece	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Hungary	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Ireland	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Italy	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Luxembourg	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Monaco	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Netherlands	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Poland	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Portugal	6/18/2024	Unknown	None	Unknown	N	N	N

Page 1 of 5

In re: NephroGenex, Inc.
Case No. 16-11074
Schedule A/B 60
Patents, copyrights, trademarks, and trade secrets

Description	Patent/Publicati	Country	Expiration Date	Net book value of debtor's interest (where available)	Valuation method used for current value	Current value of debtor's interest	Personally identifiable information of customers (Y/N)	Amortization schedule available (Y/N)	Appraised within last year (Y/N)
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Romania	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Slovakia	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Slovenia	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Spain	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Sweden	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Switzerland	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	Turkey	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Nephropathy in Type II Diabetes	1643999	United Kingdom	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Intermediaries and Post Amadori Inhibition	8067444	USA	6/18/2024	Unknown	None	Unknown	N	N	N
Pyridoxamine for the Treatment of Diabetic Kidney Disease	US-2016-004548	USA		Unknown	None	Unknown	N	N	N
Methods for the Synthesis of Pyridoxamine	7214799	USA	2/9/2025	Unknown	None	Unknown	N	N	N
Methods for the Synthesis of Pyridoxamine	8431712	USA	2/9/2025	Unknown	None	Unknown	N	N	N
Inhibitors of Advanced Glycation End Products	2041114	European Patent Convention		Unknown	None	Unknown	N	N	N
Inhibitors of Advanced Glycation End Products	US-2014-018750	USA		Unknown	None	Unknown	N	N	N
Use of Pyridoxamine to Treat and/or Prevent Disease Processes	US-2014-029630	USA		Unknown	None	Unknown	N	N	N
Methods for Limiting Acute Kidney Injury	Pending	USA		Unknown	None	Unknown	N	N	N
Methods for Limiting Acute Kidney Injury	Pending	USA		Unknown	None	Unknown	N	N	N
Methods for Limiting Acute Kidney Injury	Pending	USA		Unknown	None	Unknown	N	N	N
Advanced glycation end-product intermediaries and post-amadori inhibition	717485	Australia	9/11/2016	Unknown	None	Unknown	N	N	N
Methods for inhibiting diabetic complications	762030	Australia	10/21/2019	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	1190713	Austria	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibitors	0871443	Austria	6/5/2002	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	1190713	Belgium	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibitors	0871443	Belgium	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	2331772	Canada	9/11/2016	Unknown	None	Unknown	N	N	N
Methods for inhibiting diabetic complications	2347117	Canada	10/21/2019	Unknown	None	Unknown	N	N	N

Page 2 of 5

In re: NephroGenex, Inc.
Case No. 16-11074
Schedule A/B 60
Patents, copyrights, trademarks, and trade secrets

Description	Patent/Publicati	Country	Expiration Date	Net book value of debtor's interest (where available)	Valuation method used for current value	Current value of debtor's interest	Personally identifiable information of customers (Y/N)	Amortization schedule available (Y/N)	Appraised within last year (Y/N)
Improved Dialysis Solutions and Methods	2360311	Canada	4/6/2020	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	1190713	Denmark	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibitors	0871443	Denmark	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibitors	0871443	European Patent Convention	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	1190713	European Patent Convention	9/11/2016	Unknown	None	Unknown	N	N	N
Methods for inhibiting diabetic complications	1121121	European Patent Convention	10/21/2019	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	1190713	Finland	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibitors	0871443	Finland	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	1190713	France	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibitors	0871443	France	9/11/2016	Unknown	None	Unknown	N	N	N
Methods for inhibiting diabetic complications	1121121	France	10/21/2019	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	1190713	Germany	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibitors	69621645.0	Germany	9/11/2016	Unknown	None	Unknown	N	N	N
Methods for inhibiting diabetic complications	1121121	Germany	10/21/2019	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibitors	0871443	Greece	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	20030403031	Greece	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibitors	0871443	Ireland	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	1190713	Ireland	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibitors	0871443	Italy	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	1190713	Italy	9/11/2016	Unknown	None	Unknown	N	N	N
Methods for inhibiting diabetic complications	1121121	Italy	10/21/2019	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	3769003	Japan	9/11/2016	Unknown	None	Unknown	N	N	N
Methods for inhibiting diabetic complications	3864050	Japan	10/21/2019	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibitors	0871443	Luxembourg	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	1190713	Luxembourg	9/11/2016	Unknown	None	Unknown	N	N	N

Page 3 of 5

In re: NephroGenex, Inc.
Case No. 16-11074
Schedule A/B 60
Patents, copyrights, trademarks, and trade secrets

Description	Patent/Publicati	Country	Expiration Date	Net book value of debtor's interest (where available)	Valuation method used for current value	Current value of debtor's interest	Personally identifiable information of customers (Y/N)	Amortization schedule available (Y/N)	Appraised within last year (Y/N)
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibitors	0871443	Monaco	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	1190713	Monaco	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibitors	0871443	Netherlands	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	1190713	Netherlands	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibitors	0871443	Portugal	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	1190713	Portugal	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	1190713	Spain	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibitors	0871443	Spain	9/11/2016	Unknown	None	Unknown	N	N	N
Methods for inhibiting diabetic complications	1121121	Spain	10/21/2019	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibitors	0871443	Sweden	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	1190713	Sweden	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	1190713	Switzerland	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibitors	0871443	Switzerland	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibitors	0871443	United Kingdom	9/11/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	1190713	United Kingdom	9/11/2016	Unknown	None	Unknown	N	N	N
Methods for inhibiting diabetic complications	1121121	United Kingdom	10/21/2019	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	5985857	USA	9/10/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	6472400	USA	9/10/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	6750209	USA	9/10/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	6228858	USA	9/10/2016	Unknown	None	Unknown	N	N	N
Advanced Glycation End-Product Intermediaries and Post-Amadori Inhibition	6472411	USA	9/10/2016	Unknown	None	Unknown	N	N	N
Methods for Inhibiting Oxidavtive Modification of Proteins	6730686	USA	9/10/2016	Unknown	None	Unknown	N	N	N
Methods for Inhibiting Diabetic Complications	6716858	USA	9/10/2016	Unknown	None	Unknown	N	N	N
Methods for Inhibiting Diabetic Complications	6740668	USA	9/10/2016	Unknown	None	Unknown	N	N	N
Methods for Treating Diabetic Neuropathy	7030146	USA	9/30/2016	Unknown	None	Unknown	N	N	N

Page 4 of 5

In re: NephroGenex, Inc.
Case No. 16-11074
Schedule A/B 60
Patents, copyrights, trademarks, and trade secrets

Description	Patent/Publicati	Country	Expiration Date	Net book value of debtor's interest (where available)	Valuation method used for current value	Current value of debtor's interest	Personally identifiable information of customers (Y/N)	Amortization schedule available (Y/N)	Appraised within last year (Y/N)
Post-Amadori Inhibitors of Advanced Glycation Reactions	6342500	USA	3/30/2020	Unknown	None	Unknown	N	N	N
Post-Amadori Inhibitors of Advanced Glycation Reactions	6610852	USA	3/30/2020	Unknown	None	Unknown	N	N	N
Dialysis Solutions and Methods	6436969	USA	9/10/2016	Unknown	None	Unknown	N	N	N

Page 5 of 5

In re: NephroGenex, Inc.
Case No. 16-11074
Schedule A/B 72
Tax refunds and unused net operating losses (NOLs)

Description	Tax Year	Current value of debtor's interest	Appraised within last year (Y/N)
Federal Unused NOL	2004	$ 18,700.00	N
Federal Unused R&D Tax Credit	2004	$ 1,300.00	N
Federal Unused NOL	2005	$ 366,141.00	N
Federal Unused R&D Tax Credit	2005	$ 27,642.00	N
Federal Unused NOL	2006	$ 484,786.00	N
Federal Unused R&D Tax Credit	2006	$ 24,366.00	N
Federal Unused NOL	2007	$ 3,492,026.00	N
Federal Unused R&D Tax Credit	2007	$ 44,786.00	N
Federal Unused NOL	2008	$ 4,842,224.00	N
Federal Unused R&D Tax Credit	2008	$ 70,838.00	N
Federal Unused NOL	2009	$ 7,698,407.00	N
Federal Unused R&D Tax Credit	2009	$ 320,428.00	N
State Unused R&D Tax Credit - NJ	2009	$ 62,122.00	N
Federal Unused NOL	2010	$ 1,774,155.00	N
Federal Unused R&D Tax Credit	2010	$ 205,544.00	N
State Unused R&D Tax Credit - NJ	2010	$ 47,730.00	N
Federal Unused NOL	2011	$ 1,417,930.00	N
Federal Unused R&D Tax Credit	2011	$ 64,675.00	N
State NOL - NC	2011	$ 667,407.00	N
State Unused R&D Tax Credit - NJ	2011	$ 40,358.00	N
Federal Unused NOL	2012	$ 1,473,452.00	N
Federal Unused R&D Tax Credit	2012	$ 67,342.00	N
State NOL - NC	2012	$ 1,384,954.00	N
State Unused R&D Tax Credit - NJ	2012	$ 39,068.00	N
Federal Unused NOL	2013	$ 3,024,701.00	N
Federal Unused R&D Tax Credit	2013	$ 64,717.00	N
State NOL - NC	2013	$ 3,024,701.00	N
Federal Unused NOL	2014	$ 7,110,223.00	N
Federal Unused R&D Tax Credit	2014	$ 159,609.00	N
State NOL - NC	2014	$ 7,110,223.00	N
Federal Unused NOL	2015	$ 10,207,876.71	N

Page 1 of 2

In re: NephroGenex, Inc.
Case No. 16-11074
Schedule A/B 72
Tax refunds and unused net operating losses (NOLs)

Description	Tax Year	Current value of debtor's interest	Appraised within last year (Y/N)
Federal Unused R&D Tax Credit	2015	$ 480,047.40	N
State NOL - NC	2015	$ 10,207,877.00	N
	TOTAL	**$66,026,356.11**	

Page 2 of 2

Fill in this information to identify the case:

Debtor Name: In re : NephroGenex, Inc.

United States Bankruptcy Court for the: District Of Delaware

Case number (if known): 16-11074 (KG)

☐ Check if this is an amended filing

Official Form 206D

Schedule D: Creditors Who Have Claims Secured by Property

12/15

Be as complete and accurate as possible.

1. **Do any creditors have claims secured by debtor's property?**
   - ☑ No. Check this box and submit page 1 of this form to the court with debtor's other schedules. Debtor has nothing else to report on this form.
   - ☐ Yes. Fill in all of the information below.

Part 1: List Creditors Who Have Secured Claims

2. **List in alphabetical order all creditors who have secured claims.** If a creditor has more than one secured claim, list the creditor separately for each claim.

	Column A **Amount of claim** Do not deduct the value of collateral.	*Column B* **Value of collateral that supports this claim**
2.1 **Creditor's name** — Creditor's Name; **Describe debtor's property that is subject to a lien**	$	$

Creditor's mailing address

Notice Name

Street

City State ZIP Code

Country

Creditor's email address, if known

Date debt was incurred

Last 4 digits of account number

Do multiple creditors have an interest in the same property?

- ☐ No
- ☐ Yes. Have you already specified the relative priority?
  - ☐ No. Specify each creditor, including this creditor, and its relative priority.
  - ☐ Yes. The relative priority of creditors is specified on lines

Describe the lien

Is the creditor an insider or related party?

- ☐ No
- ☐ Yes

Is anyone else liable on this claim?

- ☐ No
- ☐ Yes. Fill out *Schedule H: Codebtors(Official Form 206H).*

As of the petition filing date, the claim is:
Check all that apply.

- ☐ Contingent
- ☐ Unliquidated
- ☐ Disputed

3. **Total of the dollar amounts from Part 1, Column A, including the amounts from the Additional Page, if any.** $ 0.00

Official Form 206D Schedule D: Creditors Who Have Claims Secured by Property Page 1 of 1

Part 2: List Others to Be Notified for a Debt Already Listed in Part 1 List in alphabetical order any others who must be notified for a debt already listed in Part 1. Examples of entities that may be listed are collection agencies, assignees of claims listed above, and attorneys for secured creditors. If no others need to be notified for the debts listed in Part 1, do not fill out or submit this page. If additional pages are needed, copy this page. Name and address On which line in Part 1 did you enter the related creditor? Last 4 digits of account number for this entity Line Name Notice Name Street City State ZIP Code Country Official Form 206D Schedule D: Creditors Who Have Claims Secured by Property Page 1 of 1

Fill in this information to identify the case:

Debtor Name: In re : NephroGenex, Inc.

United States Bankruptcy Court for the: District Of Delaware

Case number (if known): 16-11074 (KG)

☐ Check if this is an amended filing

Official Form 206E/F

Schedule E/F: Creditors Who Have Unsecured Claims

12/15

Be as complete and accurate as possible. Use Part 1 for creditors with PRIORITY unsecured claims and Part 2 for creditors with NONPRIORITY unsecured claims. List the other party to any executory contracts or unexpired leases that could result in a claim. Also list executory contracts on Schedule A/B: Assets - Real and Personal Property (Official Form 206A/B) and on Schedule G: Executory Contracts and Unexpired Leases (Official Form 206G). Number the entries in Parts 1 and 2 in the boxes on the left. If more space is needed for Part 1 or Part 2, fill out and attach the Additional Page of that Part included in this form.

Part 1: List All Creditors with PRIORITY Unsecured Claims

1. **Do any creditors have priority unsecured claims? (See 11 U.S.C. § 507).**

☐ No. Go to Part 2.

☑ Yes. Go to Line 2.

2. **List in alphabetical order all creditors who have unsecured claims that are entitled to priority in whole or in part.** If the debtor has more than 3 creditors with priority unsecured claims, fill out and attach the Additional Page of Part 1.

		Total claim	Priority amount
2.1 **Priority creditor's name and mailing address** Annie C.W. Poulos Creditor Name Creditor's Notice name 3200 Beechleaf Court Address 3200 Beechleaf Court Suite 900 Raleigh / NC / 27604 City / State / ZIP Code Country **Date or dates debt was incurred** **Last 4 digits of account number** **Specify Code subsection of PRIORITY unsecured** claim: 11 U.S.C. § 507(a) ()	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Accrued Paid Time Off **Is the claim subject to offset?** ☑ No ☐ Yes	$ 4,086.54	$ 4,086.54
2.2 **Priority creditor's name and mailing address** Annie C.W. Poulos Creditor Name Creditor's Notice name 3200 Beechleaf Court	**As of the petition filing date, the claim is:** *Check all that apply.* ☑ Contingent ☐ Unliquidated ☐ Disputed	$ 41,496.50	$ 8,763.46

Official Form 206E/F Schedule E/F: Creditors Who Have Unsecured Claims Page 1 of 2

Debtor: NephroGenex, Inc. Name   Case number (if known): 16-11074

Address

3200 Beechleaf Court

Suite 900

Raleigh, NC 27604
City, State, ZIP Code

Country

Basis for the claim: Severance

Date or dates debt was incurred

Last 4 digits of account number

Specify Code subsection of PRIORITY unsecured claim: 11 U.S.C. § 507(a) ()

Is the claim subject to offset?

☑ No

☐ Yes

2.3 **Priority creditor's name and mailing address**

John Hamill
Creditor Name

Creditor's Notice name

3200 Beechleaf Court
Address

3200 Beechleaf Court

Suite 900

Raleigh, NC 27604
City, State, ZIP Code

Country

As of the petition filing date, the claim is: $ 23,750.00 $ 12,850.00

Check all that apply.

☐ Contingent

☐ Unliquidated

☐ Disputed

Basis for the claim: Accrued Paid Time Off

Date or dates debt was incurred

Last 4 digits of account number

Specify Code subsection of PRIORITY unsecured claim: 11 U.S.C. § 507(a) ()

Is the claim subject to offset?

☑ No

☐ Yes

Official Form 206E/F   **Schedule E/F: Creditors Who Have Unsecured Claims**   Page 2 of 2

Part 2: List All Creditors with NONPRIORITY Unsecured Claims 3. List in alphabetical order all of the creditors with nonpriority unsecured claims. If the debtor has more than 6 creditors with nonpriority unsecured claims, fill out and attach the Additional Page of Part 2. Amount of claim 3.1 Nonpriority creditor’s name and mailing address As of the petition filing date, the claim is: $ 5,997,443.77 See Schedule E/F2 Attachment Check all that apply. Creditor Name ??Contingent ??Unliquidated Creditor's Notice name ??Disputed Address Basis for the claim: City State ZIP Code Country Date or dates debt was incurred Is the claim subject to offset? ??No Last 4 digits of account ??Yes number Official Form 206E/F Schedule E/F: Creditors Who Have Unsecured Claims Page 1 of 1

In re: NephroGenex, Inc . Case No. 16-1107 4 Schedule E/F, Part 2 Creditors Who Have NONPRIORITY Unsecured Claim s # Nonpriority Creditor's Nam e Creditor Notice Nam e Address 1 Address 2 Address 3 Cit y Stat e Zi p Countr y Basis for clai m Subject to offset (Y/N ) Contingent Unliquidated Disputed Amount of clai m 3. 1 ADP, LL C PO BOX 8428 75 Bosto n M A 02284-287 5 Trade Clai m N $293.4 4 3. 2 Alliance Limousin e 836 Moutain Aven u e acct 3176 2 Springfiel d N J 0708 1 Trade Clai m N $342.2 0 3. 3 AT&T TeleConference Service s PO Box 500 2 Carol Srea m IL 60197-500 2 Trade Clai m N $27.4 9 3. 4 Baker ID I P.O. Box 649 2 St Kilda Road Centra l Melbourn e VI C 0300 4 Australi a Trade Clai m N $1,500.0 0 3. 5 Canon Financial Services In c 14904 Collections Center Driv e Chicag o IL 60693-014 9 Trade Clai m N $310.2 3 3. 6 Canon Solutions America In c 15004 Collections Center Driv e Chicag o IL 6069 3 Trade Clai m N $431.7 5 3. 7 Carbogen AMCIS A G Hauptstrasse 17 1 Bubendor f Switzerlan d Trade Clai m N x $15,100.0 0 3. 8 Carolinas I T Attn Jeff Rayso r Carolinas I T 1600 Hillsborough S t Raleig h N C 2760 5 Trade Clai m N $48.0 0 3. 9 Catalent Pharma Solution s 160 N Pharma Driv e Morrisvil l N C 2756 0 Trade Clai m N x $43,304.1 4 3.1 0 Collaborative Study Grou p 1426 West Washington Blv d Chicag o IL 6060 7 Trade Clai m N $47,918.0 0 3.1 1 Datawatch System s 4401 East West Hw y Suite 50 0 Bethesd a M D 2081 4 Trade Clai m N $108.1 5 3.1 2 EIS Consultin g 624 Matthews Hill Roa d Suite 20 1 Matthew s N C 2810 5 Trade Clai m N $179.1 0 3.1 3 Highwoods Realty Limited Partnershi p c/o Highwoods Properties, Inc . A ttn: Manager, Lease Administration and Lega l 3100 Smoketree Cour t Suite 60 0 Raleig h N C 2770 9 Landlord Clai m N x x $0.0 0 3.1 4 Impact Pharmaceutical Service s 79 TW Alexander Driv e P.O. Box 1104 2 3 Building 4401, Suite 10 1 Research Triangle Par k N C 2770 9 Trade Clai m N x $9,757.2 5 3.1 5 John Hamil l 3200 Beechleaf Cou r t Suite 9 00 Raleig h N C 2760 4 Severanc e N x $534,995.0 5 3.1 6 Medpace Inc . 5375 Medpace W a y Cincinnat i O H 4522 7 Trade Clai m N x $4,492,841.2 9 3.1 7 Patheon Pharmaceuticals In c 2110 East Galbraith Ro a d Cincinnat i O H 4523 7 Trade Clai m N x $645,415.1 3 3.1 8 Pierre Legaul t 3200 Beechleaf Cou r t Suite 9 00 Raleig h N C 2760 4 Special Bonus/RSU s N $145,080.0 0 3.1 9 Recall-Total Information Mgm t PO Box 84169 3 Dalla s TX 75284-169 3 Trade Clai m N $10,619.1 4 3.2 0 Shred-It USA, LL C 1811 Anthony R d Burlingto n N C 2721 5 Trade Clai m N $49.5 0 3.2 1 University of South Carolin a Technology Commercialization Offic e 901 Sumter Stree t Suite 51 2 Columbi a S C 2920 8 Trade Clai m N $30,000.0 0 3.2 2 UNU M PO Box 40954 8 Atlant a G A 30384-954 8 Trade Clai m N $200.0 0 3.2 3 Vanderbilt Universit y 1207 17th Avenue Sou t h Suite 10 5 Nashvill e TN 3721 2 Trade Clai m N $18,302.8 3 3.2 4 Verizon Wireles s PO BOX 6601 0 8 Dalla s TX 75266-010 8 Trade Clai m N $621.0 8 TOTA L $5,997,443. 7 7 Page 1 of 1

Part 3: List Others to Be Notified About Unsecured Claims 4. List in alphabetical order any others who must be notified for claims listed in Parts 1 and 2. Examples of entities that may be listed are collection agencies, assignees of claims listed above, and attorneys for unsecured creditors. If no others need to be notified for the debts listed in Parts 1 and 2, do not fill out or submit this page. If additional pages are needed, copy the next page. Name and mailing address On which line in Part 1 or Part 2 is the related creditor (if any) listed? Last 4 digits of account number, if any Line Name ??Not Listed.Explain Notice Name Street City State ZIP Code Country Official Form 206E/F Schedule E/F: Creditors Who Have Unsecured Claims Page 1 of 1

Part 4: Total Amounts of the Priority and Nonpriority Unsecured Claims 5. Add the amounts of priority and nonpriority unsecured claims. Total of claim amounts 5a. Total claims from Part 1 5a. $ 69,333.04 5b. Total claims from Part 2 5b. ? $ 5,997,443.77 5c. Total of Parts 1 and 2 5c. $ 6,066,776.81 Lines 5a + 5b = 5c. Official Form 206E/F Schedule E/F: Creditors Who Have Unsecured Claims Page 1 of 1

Schedule G: Executory Contracts and Unexpired Leases 12/15 Official Form 206G Be as complete and accurate as possible. If more space is needed, copy and attach the additional page, numbering the entries consecutively. Fill in this information to identify the case: Debtor Name: In re : NephroGenex, Inc. United States Bankruptcy Court for the: District Of Delaware Case number (if known): 16-11074 (KG) Check if this is an amended filing ? 1. Does the debtor have any executory contracts or unexpired leases? ??No. Check this box and file this form with the court with the debtor’s other schedules. There is nothing else to report on this form. ??Yes. Fill in all of the information below even if the contracts or leases are listed on Schedule A/B: Assets - Real and Personal Property (Official ??Form 206A/B). 2. List all contracts and unexpired leases State the name and mailing address for all other parties with whom the debtor has an executory contract or unexpired lease 2.1 State what the contract or See Schedule G Attachment lease is for and the nature Name of the debtor’s interest Notice Name State the term remaining Address List the contract number of any government contract City State ZIP Code Country Official Form 206G Schedule G: Executory Contracts and Unexpired Leases Page 1 of 1

In re: NephroGenex, Inc.
Case No. 16-11074
Schedule G
Executory Contracts and Unexpired Leases

#	Name of other parties with whom the debtor has an executory contract or unexpired lease	Creditor Notice Name	Address 1	Address 2	City	State	Zip	Country	State what the contract or lease is for and the nature of the debtor's interest
2.1	ADP TotalSource, Inc.	Attn: Phillip Dzialo, Area President	99 Jefferson Road		Parsippany	NJ	07054		TotalSource Client Services Agreement
2.2	AT&T Corp.	Attn: Master Agreement Support Team	One AT&T Way		Bedminster	NJ	07921-0752		Service Agreement
2.3	Baker IDI Heart and Diabetes Institute Holdings Limited		75 Commercial Road		Melbourne	VIC	3004	Australia	Consulting Agreement
2.4	BioClinica, Inc.	Attn: Mark L. Weinstein, President and CEO	826 Newtown-Yardley Road		Newtown	PA	18940		General Services Agreement #46101
2.5	BioClinica, Inc.	Attn: Mark L. Weinstein, President and CEO	826 Newtown-Yardley Road		Newtown	PA	18940		General Services Agreement #46102
2.6	Canon Solutions America, Inc.		300 Commerce Square Blvd.		Burlington	NJ	08016		Unified Lease Agreement; Maintenance Agreement
2.7	Canon Financial Services, Inc.		158 Gaither Drive, Suite 200		Mount Laurel	NJ	08054		Unified Lease Agreement; Maintenance Agreement
2.8	Carbogen AMCIS AG		Hauptstrasse 171		CH-4416 Bubendorf			Switzerland	Master Services Agreement
2.9	Carolinas IT, Inc.	Attn: Jeff Raysor	1600 Hillsborough St.		Raleigh	NC	27605		Master Services Agreement
2.10	Catalent Pharma Solutions, LLC		Inchwood Ave.		Bathgate Scotland EH482EH				Importer of Record Services Agreement
2.11	Catalent Pharma Solutions, LLC		160 Pharma Drive		Morrisville	NC	27560		ProductDevelopment and Clinical Manufacture for a Pyridoxamine Dihydrochloride IV Product
2.12	Catalent Pharma Solutions, LLC		160 Pharma Drive		Morrisville	NC	27560		ProductDevelopment and Clinical Manufacture for a Pyridoxamine Dihydrochloride IV Product
2.13	Catalent Pharma Solutions, LLC		160 Pharma Drive		Morrisville	NC	27560		In-Use Stability Study of Formulated Pyridoxamine Dihydrochloride IV Drug Product
2.14	Catalent Pharma Solutions, LLC		10381 Decatur Road		Philadelphia	PA	19114		PIONEER Phase III Packaging Storage and Distribution
2.15	Catalent Pharma Solutions, LLC		10381 Decatur Road		Philadelphia	PA	19114		PIONEER Phase III Clinical Supplies Management Support for Study Transfer and Monitoring
2.16	Catalent Pharma Solutions, LLC		14 Schoolhouse Road		Somerset	NJ	08873		Quality Agreement
2.17	Collaborative Study Group, Inc.		1426 West Washington Blvd.		Chicago	IL	60607		Coordination Center Agreement, as amended 7/1/14, 8/1/14, 4/1/15
2.18	Datawatch Systems, Inc.		4401 East West Highway	Suite 500	Bethesda	MD	20814		Access Control Agreement
2.19	DPx Fine Chemicals Austria GmbH & Co KG (Patheon)		St. Peter Strasse 25		4021 Linz			Austria	Pyridoxamine Dihydrochloride Drug Substance Proposal, A-REGA-82294-R1
2.20	DPx Fine Chemicals Austria GmbH & Co KG (Patheon)		St. Peter Strasse 25		4021 Linz			Austria	Development Program for Pyridoxamine Dihydrochloride Campaign, A-REGA-95509-R0
2.21	DPx Fine Chemicals Austria GmbH & Co KG (Patheon)		St. Peter Strasse 25		4021 Linz			Austria	Research and Manufacturing Services Agreement

Page 1 of 3

In re: NephroGenex, Inc.
Case No. 16-11074
Schedule G
Executory Contracts and Unexpired Leases

#	Name of other parties with whom the debtor has an executory contract or unexpired lease	Creditor Notice Name	Address 1	Address 2	City	State	Zip	Country	State what the contract or lease is for and the nature of the debtor's interest
2.22	DPx Fine Chemicals Austria GmbH & Co KG (Patheon)		St. Peter Strasse 25		4021 Linz			Austria	Registration Campaign for Pyridoxamine 2HCl, A-LFCAA-95525-R2
2.23	Highwoods Realty Limited Partnership	c/o Highwoods Properties, Inc.	Attn: Manager, Lease Administration and Legal	3100 Smoketree Court, Suite 600	Raleigh	NC	27604		Office Lease
2.24	Impact Pharmaceutical Services, Inc.		79 TW Alexander Drive	Building 4401, Suite 100	Research Triangle Park	NC	27709		Master Service Agreement
2.25	IntraLinks, Inc.		150 East 42nd St., 8th Floor		New York	NY	10017		IntraLinks Exchanges Order
2.26	J. Wesley Fox, Ph.D.		Address Intentionally Omitted						Consulting Agreement
2.27	Jaikrishna Patel		Address Intentionally Omitted						Separation Agreement
2.28	Jaikrishna Patel		Address Intentionally Omitted						Consulting Agreement
2.29	John Hamill		3200 Beechleaf Court	Suite 900	Raleigh	NC	27604		Executive Employment Agreement
2.30	MHT Tokuda Hospital Sofia JSC		51B Nikola Vaptsarov Blvd.		1407 Sofia			Bulgaria	Clinical Study Agreement
2.31	Mark Klausner		Address Intentionally Omitted						Amended and Restated Consulting Agreement
2.32	Medpace, Inc.		4620 Wesley Avenue		Cincinnati	OH	45212		Amended and Restated Master Services Agreement
2.33	Medpace Reference Laboratories		4620 Wesley Avenue		Cincinnati	OH	45212		Laboratory Services Agreement
2.34	Michael Metzger		Address Intentionally Omitted						Consulting Agreement
2.35	MLV & Co., LLC		1301 Avenue of the Americas	43rd Floor	New York	NY	10019		At Market Issuance Sales Agreement
2.36	LeClairRyan, A Professional Corporation	Attention: James T. Seery	885 Third Avenue		New York	NY	10022		At Market Issuance Sales Agreement
2.37	MTS Health Partners, L.P.		623 Fifth Avenue, 14th Floor		New York	NY	10022		Engagement Agreement
2.38	NASDAQ OMX Corporate Solutions, LLC		One Liberty Plaza, 165 Broadway		New York	NY	10006		Master Services Agreement
2.39	Patheon Pharmaceuticals Inc.		2110 East Gailbraith Road		Cincinnati	OH	45237		Development Manufacturing Agreement P-CRP-53899-R1
2.40	Patheon Pharmaceuticals Inc.		2110 East Gailbraith Road		Cincinnati	OH	45237		Quality Agreement Clinical Trial Material
2.41	Patheon Pharmaceuticals Inc.		2110 East Gailbraith Road		Cincinnati	OH	45237		Pharmaceutical Development Services Agreement P-CRP-30079-R9
2.42	Pepper Landson		Address Intentionally Omitted						Separation Agreement
2.43	Pierre Legault		Address Intentionally Omitted						Separation Agreement
2.44	Pierre Legault		Address Intentionally Omitted						Restricted Stock Unit Grant Notice and Agreement
2.45	Pitney Bowes		P.O. Box 371874		Pittsburgh	PA	15250-7874		Postage Meter Rental
2.46	Quench USA, Inc.		780 5th Avenue, Suite 200		King of Prussia	PA	19406		Rental Agreement
2.47	Recall-Total Information Management		PO Box 841693		Dallas	TX	75284-1693		
2.48	Reneta Koycheva	Department of Nephrology	2 Gen. Stoletov Str.		Stara Zagora 6000			Bulgaria	Clinical Study Agreement
2.49	Reneta Koycheva	Department of Nephrology	2 Gen. Stoletov Str.		Stara Zagora 6000			Bulgaria	Clinical Study Agreement
2.50	Robert Peterson		Address Intentionally Omitted						Separation Agreement
2.51	Shred-it USA LLC		1811 Anthony Rd		Burlington	NC	27215		Customer Service Agreement

Page 2 of 3

In re: NephroGenex, Inc.
Case No. 16-11074
Schedule G
Executory Contracts and Unexpired Leases

#	Name of other parties with whom the debtor has an executory contract or unexpired lease	Creditor Notice Name	Address 1	Address 2	City	State	Zip	Country	State what the contract or lease is for and the nature of the debtor's interest
2.52	Stone Mgmt LLC		Address Intentionally Omitted						Consulting Agreement
2.53	Time Warner	Attn: Allen Surratt	101 Innovation Ave.		Morrisville	NC	27560		Services Agreement
2.54	University of Kansas Medical Center Research Institute, Inc.		39th and Rainbow Blvd.		Kansas City	Kansas	66160		Amended and Restated License Agreement, amended 4/30/07, 6/25/08
2.55	University of South Carolina Research Foundation		901 Sumter Street	Suite 501 Byrnes Building	Columbia	SC	29208		License Agreement, amended 6/20/11, 4/2/12, 8/9/13, 1/14/14
2.56	Uppsala Monitoring Centre		Box 1051		SE-751 40 Uppsala			Sweden	License Agreement
2.57	VA WNY Healthcare System	Buffalo VA Medical Center	3495 Bailey Avenue		Buffalo	NY	14215		Cooperative Research and Development Agreement
2.58	Vanderbilt University	Center for Technology Transfer and Commercialization	1207 17th Avenue S., Suite 105		Nashville	TN	37212		Restated and Amended License Agreement, amended 11/6/13, 3/16/15
2.59	Vanderbilt University Medical Center	Office of Contracts Management	Attn: Libby Salberg, Director	3319 West End Avenue, Suite 100	Nashville	TN	37203		Coordination Center Agreement, amended 8/1/14, 4/1/15
2.60	Verizon		One Verizon Place		Alpharetta	GA	30004		Major Account Agreement
2.61	Workiva		2900 Universtiy Blvd.		Ames	IA	50010		Subscription Order

Page 3 of 3

Official Form 206H Schedule H: Codebtors 12/15 Be as complete and accurate as possible. If more space is needed, copy the Additional Page, numbering the entries consecutively. Attach the Additional Page to this page. Fill in this information to identify the case: Debtor Name: In re : NephroGenex, Inc. United States Bankruptcy Court for the: District Of Delaware Case number (if known): 16-11074 (KG) Check if this is an amended filing ? 1. Does the debtor have any codebtors? ??No. Check this box and submit this form to the court with the debtor's other schedules. Nothing else needs to be reported on this form. ??Yes 2. In Column 1, list as codebtors all of the people or entities who are also liable for any debts listed by the debtor in the schedules of creditors, Schedules D-G. Include all guarantors and co-obligors. In Column 2, identify the creditor to whom the debt is owed and each schedule on which the creditor is listed. If the codebtor is liable on a debt to more than one creditor, list each creditor separately in Column 2. Name Mailing address Name Check all schedules that apply: 2.1 ? D Street ? E/F ? G City State ZIP Code Country Column 1: Codebtor Column 2: Creditor Official Form 206H Schedule H: Codebtors Page 1 of 1

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE ---------------------------------------------------------- In re: NEPHROGENEX, INC., Debtor.1 ---------------------------------------------------------- x : : : : : : : x Chapter 11 Case No. 16-11074 (KG) STATEMENT OF FINANCIAL AFFAIRS FOR NEPHROGENEX, INC. 1 The last four digits of the Debtor’s federal tax identification number are 5171. The mailing address for the Debtor is 3200 Beechleaf Court, Suite 900, Raleigh, NC 27604.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
NEPHROGENEX, INC.,	:	Case No. 16-11074 (KG)
Debtor.[1]	:	

GENERAL NOTES PERTAINING TO SCHEDULES
<u>AND STATEMENT OF FINANCIAL AFFAIRS</u>

On April 30, 2016 (the "Petition Date"), NephroGenex, Inc., as debtor and debtor-in-possession (the "Debtor"), filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), which case is being administered as Case No. 16-11074 (KG). With the assistance of its professionals, the Debtor's management prepared the Schedules of Assets and Liabilities (collectively, the "Schedules") and Statement of Financial Affairs (the "SOFA" and, together with the Schedules, the "Schedules and SOFA") pursuant to section 521 of the Bankruptcy Code and Rule 1007 of the Federal Rules of Bankruptcy Procedure. The Schedules and SOFA are unaudited and do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), and they are not intended to be fully reconciled to the financial statements.

Although the Debtor's management has made every reasonable effort to ensure that the Schedules and SOFA are accurate and complete based on information that was available to them at the time of preparation, subsequent information or discovery of inadvertent errors or omissions may result in material changes to the Schedules and SOFA. The information provided herein, except as otherwise noted, is as of the close of business on April 30, 2016, unless otherwise stated. Subsequent receipt of information or an audit may result in material changes in financial data requiring amendment of the Schedules and SOFA. Accordingly, the Schedules and SOFA remain subject to further review and verification by the Debtor. The Debtor reserves its right to amend the Schedules and SOFA from time to time as may be necessary or appropriate. These general notes regarding the Schedules and SOFA (the "General Notes") comprise an integral part of the Schedules and SOFA filed by the Debtor and should be referenced in connection with any review of the Schedules and SOFA. Nothing contained in the Schedules and SOFA shall constitute a waiver of any rights or claims of the Debtor against any third party, or in or with respect to any aspect of this chapter 11 case.

[1] The last four digits of the Debtor's federal tax identification number are 5171. The mailing address for the Debtor is 3200 Beechleaf Court, Suite 900, Raleigh, NC 27604.

2 The Schedules and SOFA have been signed by John P. Hamill, the Chief Executive Officer and Chief Financial Officer of the Debtor. In reviewing and signing the Schedules and SOFA, Mr. Hamill has necessarily relied upon the efforts, statements and representations of the Debtor’s accounting personnel and advisors. Mr. Hamill has not (and could not have) personally verified the accuracy of each such statement and representation, including statements and representations concerning amounts owed to creditors. 1. Information Subject to Confidentiality. The Debtor has redacted from the public record addresses of its employees and certain other individuals. 2. Amendments. The Debtor reserves the right to amend and/or supplement the Schedules and SOFA as necessary and/or appropriate. 3. Asset Presentation. Unless otherwise stated, each asset and liability of the Debtor is shown on the basis of the net book value of the asset or liability in the Debtor’s unaudited accounting books and records, as of April 30, 2016, and not on the basis of current market values of such interest in property and/or liabilities. The Debtor reserves its right to amend or adjust the value of each asset or liability set forth herein. 4. Liabilities. The Debtor has sought to allocate liabilities between the prepetition and postpetition periods based on the information and research that was conducted in connection with the preparation of the Schedules and SOFA. As additional information becomes available and further research is conducted, the allocation of liabilities between prepetition and postpetition periods may change, and the Debtor reserves the right to change the allocation of liability to the extent such additional information becomes available. The liabilities listed on the Schedules do not reflect any analysis of claims under section 503(b)(9) of the Bankruptcy Code. Accordingly, the entire amount of a prepetition liability for goods delivered in the twenty (20) days prior to the Petition Date is commingled with a particular creditor’s other open liabilities reflected in the Debtor’s accounts payable system. 5. Estimates. To close the books and records of the Debtor as of the Petition Date, the Debtor was required to make certain estimates and assumptions that affect the reported amounts of its assets, liabilities, revenue and expenses. 6. Causes of Action. Despite reasonable efforts, the Debtor might not have identified and/or set forth all of its causes of action against third parties as assets in its Schedules and SOFA. The Debtor reserves any and all of its rights with respect to any causes of action it may have, and neither these General Notes nor the Schedules and SOFA shall be deemed a waiver of any such causes of action. 7. Claims Description. Any failure to designate a claim on the Schedules and/or SOFA as “disputed,” “contingent” or “unliquidated” does not constitute an admission by the Debtor that such claim is not “disputed,” “contingent” or “unliquidated.” The Debtor reserves the right to dispute, or to assert offsets or defenses to, any claim reflected on its Schedules and SOFA as to amount, priority, secured or unsecured status, or classification, or to otherwise designate any claim as “disputed,” “contingent” or “unliquidated” by filing and serving an appropriate amendment.

3 8. Property and Equipment. Nothing in the Schedules or SOFA (including, without limitation, the failure to list leased property or equipment as owned property or equipment) is, or shall be construed as, an admission as to the determination of legal status of any lease (including whether any lease is a true lease or financing arrangement), and the Debtor reserves all its rights with respect to such issues. 9. Insiders. Solely for purposes of the Schedules and SOFA, the Debtor defines “insiders” to include the following: (a) directors, (b) senior level officers, (c) equity holders holding in excess of 5% of the voting securities of the Debtor, (d) Debtor affiliates, and (e) relatives of any of the foregoing (to the extent known by the Debtor). Persons listed as “insiders” have been included for informational purposes only. The Debtor does not take any position with respect to: (a) such person’s influence over the control of the Debtor; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she is not an “insider” under applicable law, including the federal securities laws and section 101(31) of the Bankruptcy Code, or with respect to any theories of liability or for any other purpose. The listing of a creditor as an “insider” does not act as an admission of any fact, claim, right or defense, and all such rights, claims and defenses are hereby expressly reserved. As such, the Debtor reserves all rights with respect to the foregoing issues. 10. Intellectual Property Rights. Exclusion of certain intellectual property from the Schedules and SOFA shall not be construed as an admission that such intellectual property rights have been abandoned, terminated, assigned, expired by their terms or otherwise transferred pursuant to a sale, acquisition or other transaction. Conversely, inclusion of certain intellectual property shall not be construed to be an admission that such intellectual property rights have not been abandoned, terminated, assigned, expired by their terms or otherwise transferred pursuant to a sale, acquisition or other transaction. 11. Specific Notes. These General Notes are in addition to the specific notes set forth in the individual Schedules and SOFA. Disclosure of information in one Schedule, the SOFA, an exhibit or continuation sheet, even if incorrectly placed, shall be deemed to be disclosed in the correct Schedule, the SOFA or any exhibits or continuation sheets. 12. Totals. All totals that are included in the Schedules represent totals of the liquidated amounts for the individual schedule for which they are listed. 13. Unliquidated Claim Amounts. Claim amounts that could not be fairly quantified by the Debtor are scheduled as “undetermined” or “unknown.” 14. Claimants. The identity of some of the holders of claims may have changed over time due to trading and/or transfer of certain of these claims. It is the Debtor’s belief that the claims against the Debtor were as of the Petition Date held by the entities identified in the Schedules (or affiliates of such entities or beneficial holders for which such entities are nominees or asset managers), in the principal amounts set forth herein, without inclusion of accrued and unpaid interest (unless expressly noted that interest is included).

4 15. General Reservation of Rights. The Debtor specifically reserves the right to amend, modify, supply, correct, change or alter any part of its Schedules and SOFA as and to the extent necessary as it deems appropriate. Specific Disclosures With Respect to the Debtor’s Schedules 16. Schedule A/B: Assets – Real and Personal Property. The Debtor’s operating account includes $3,700 of Consolidated Omnibus Budget Reconciliation Act (“COBRA”) payments received from former employees. A corresponding accrued liability to account for this advancement related to COBRA payments for the month of May appears in the Debtor’s financial statements for the month of April. 17. Schedule E/F: Creditors Who Have Unsecured Claims. The listing of any claim on Schedule E/F as a priority claim does not constitute an admission by the Debtor that such claim is entitled to priority under section 507(a) of the Bankruptcy Code. The Debtor reserves the right to dispute the priority status of any claim on any basis. Although the Debtor has made a reasonable attempt to set forth its unsecured obligations in Schedule E/F, the actual amount of claims against the Debtor may vary from the represented liabilities. Parties in interest should not accept that any listed liability necessarily reflects the correct amount of any unsecured creditor’s allowed claim or the correct amount of all unsecured claims. Similarly, parties in interest should not anticipate that recoveries in this case will reflect the relationship of aggregate asset values and aggregate liabilities set forth in the Schedules and SOFA. The claims listed on Schedule E/F arose or were incurred on various dates and, in certain instances, the date on which a claim arose may be unknown or subject to dispute. Because fixing that date for each claim in Schedule E/F would be unduly burdensome and cost prohibitive, the Debtor has not listed a date for the claims listed on Schedule E/F. Schedule E/F does not include employee withholding obligations of the Debtor, which the Debtor remits directly to the applicable authority. In addition, Schedule F does not include certain deferred charges, deferred liabilities or accruals. Schedule E/F may not include potential rejection damages claims of counterparties to executory contracts or unexpired leases that may be rejected by the Debtor. 18. Schedule G: Executory Contracts and Unexpired Leases. Although the Debtor has made every effort to ensure the accuracy of Schedule G, inadvertent errors or omissions may have occurred. Listing a contract or agreement on Schedule G does not constitute an admission that such contract or agreement is an executory contract or unexpired lease or that such contract or agreement was in effect on the Petition Date or is valid or enforceable. The Debtor hereby reserves all of its rights to dispute the validity, status or enforceability of any contracts, agreements or leases set forth in Schedule G and to amend or supplement Schedule G as necessary. Certain of the leases and contracts listed on Schedule G may contain renewal options, guarantees of payment, options to purchase, rights of first refusal and other miscellaneous rights. Such rights, powers, duties and obligations may not be set forth separately on Schedule G. In addition, the Debtor may have entered into various other types of agreements in the ordinary course of its business, such as easements, rights of way, subordination

5 agreements, nondisturbance agreements, supplemental agreements, amendments/letter agreements, title agreements and confidentiality or nondisclosure agreements. Such documents may not be set forth in Schedule G. The Debtor reserves all rights to dispute or challenge the characterization of the structure of any transaction or any document or instrument related to a creditor’s claim. The Debtor may be party to certain agreements that have expired by their terms. Out of an abundance of caution, the Debtor may have listed certain such agreements on Schedule G. The Debtor’s inclusion of such contracts or agreements on Schedule G is not an admission that such contract or agreement is an executory contract or unexpired lease. Omission of a contract or agreement from Schedule G does not constitute an admission that such omitted contract or agreement is not an executory contract or unexpired lease. The Debtor’s rights under the Bankruptcy Code with respect to any such omitted contracts or agreements are not impaired by the omission of those contracts from Schedule G. The listing of any contract on Schedule G does not constitute an admission by the Debtor as to the validity of any such contract. The Debtor reserves the right to dispute the effectiveness of any such contract listed on Schedule G or to amend Schedule G at any time to remove any contract. Specific Disclosures With Respect to the Debtor’s SOFA 19. Question 3. Question 3 excludes (a) employee withholdings such as tax withholdings and benefits withholdings remitted by the Debtor to the applicable authorities; and (b) amounts paid to insiders (which are reflected in Question 4).

Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy 04/16 Official Form 207 The debtor must answer every question. If more space is needed, attach a separate sheet to this form. On the top of any additional pages, write the debtor’s name and case number (if known). Fill in this information to identify the case: Debtor Name: In re : NephroGenex, Inc. United States Bankruptcy Court for the: District Of Delaware Case number (if known): 16-11074 (KG) 1. Gross revenue from business Identify the beginning and ending dates of the debtor’s fiscal year, which may be a calendar year Sources of revenue Check all that apply Gross revenue (before deductions and exclusions) ? Operating a business ? Other $From the beginning of the fiscal year to filing date: From to Filing date MM / DD / YYYY ? None ? Operating a business ? Other $For prior year: From to MM / DD / YYYY MM / DD / YYYY ? Operating a business ? Other $For the year before that: From to MM / DD / YYYY MM / DD / YYYY Part 1: Income ? Check if this is an amended filing Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 1

2. Non-business revenue Description of sources of revenue Gross revenue from each source (before deductions and exclusions) From the beginning of the fiscal year to filing date: From 1/1/2016 to Filing date MM / DD / YYYY Include revenue regardless of whether that revenue is taxable. Non-business income may include interest, dividends, money collected from lawsuits, and royalties. List each source and the gross revenue for each separately. Do not include revenue listed in line 1. Interest income generated from banking institutions (i.e., savings account, money market funds and other cash and cash equivalents) $ 24.71 ? None For prior year: From 1/1/2015 to MM / DD / YYYY Interest income generated from banking institutions (i.e., savings account, money market funds and other cash and cash equivalents) $ 23,498.34 MM / DD / YYYY 12/31/2015 For the year before that: From 1/1/2014 to MM / DD / YYYY Interest income generated from banking institutions (i.e., savings account, money market funds and other cash and cash equivalents) $ 47,231.11 MM / DD / YYYY 12/31/2014 Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 2 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

3. Certain payments or transfers to creditors within 90 days before filing this case List payments or transfers-including expense reimbursements-to any creditor, other than regular employee compensation, within 90 days before filing this case unless the aggregate value of all property transferred to that creditor is less than $6,425. (This amount may be adjusted on 4/01/19 and every 3 years after that with respect to cases filed on or after the date of adjustment.) ? None Creditor’s name and address Dates Total amount or value Reasons for payment or transfer Check all that apply 3.1 See SOFA 3 Attachment $ ? Secured debt Creditor's Name ? Unsecured loan repayments ? Suppliers or vendors Street ? Services ? Other City State ZIP Code Country Part 2: List Certain Transfers Made Before Filing for Bankruptcy 4. Payments or other transfers of property made within 1 year before filing this case that benefited any insider List payments or transfers, including expense reimbursements, made within 1 year before filing this case on debts owed to an insider or guaranteed or cosigned by an insider unless the aggregate value of all property transferred to or for the benefit of the insider is less than $6,425. (This amount may be adjusted on 4/01/19 and every 3 years after that with respect to cases filed on or after the date of adjustment.) Do not include any payments listed in line 3. Insiders include officers, directors, and anyone in control of a corporate debtor and their relatives; general partners of a partnership debtor and their relatives; affiliates of the debtor and insiders of such affiliates; and any managing agent of the debtor. 11 U.S.C. § 101(31). ? None Insider's Name and Address Dates Total amount or value Reason for payment or transfer 4.1 See SOFA 4 Attachment $ Insider's Name Street City State ZIP Code Country Relationship to Debtor Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 3 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

5. Repossessions, foreclosures, and returns List all property of the debtor that was obtained by a creditor within 1 year before filing this case, including property repossessed by a creditor, sold at a foreclosure sale, transferred by a deed in lieu of foreclosure, or returned to the seller. Do not include property listed in line 6. ? None Creditor's Name and Address Description of the Property Date Value of property 5.1 $ Creditor's Name Street City State ZIP Code Country 6. Setoffs List any creditor, including a bank or financial institution, that within 90 days before filing this case set off or otherwise took anything from an account of the debtor without permission or refused to make a payment at the debtor’s direction from an account of the debtor because the debtor owed a debt. ? None Creditor's Name and Address Description of the action creditor took Date action was taken Amount 6.1 $ Creditor's Name Street Last 4 digits of account number: XXXX– City State ZIP Code Country Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 4 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

7. Legal actions, administrative proceedings, court actions, executions, attachments, or governmental audits List the legal actions, proceedings, investigations, arbitrations, mediations, and audits by federal or state agencies in which the debtor was involved in any capacity—within 1 year before filing this case. ? None Case title Nature of case Court or agency’s name and address Status of case 7.1 Review of Trading in NephroGenex, Inc. FINRA - Office of Fraud Detection and Market Intel ? Pending Name ? On appeal Case number 15200 Omega Drive ? Concluded FINRA Matter no. 20140439217 Street Suite 210 Rockville MD 20850 City State ZIP Code Country Part 3: Legal Actions or Assignments 8. Assignments and receivership List any property in the hands of an assignee for the benefit of creditors during the 120 days before filing this case and any property in the hands of a receiver, custodian, or other court-appointed officer within 1 year before filing this case. ? None Custodian’s name and address Description of the Property Value 8.1 $ Custodian’s name Court name and address Case title Street Name Case number Street City State ZIP Code Country Date of order or assignment City State ZIP Code Country Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 5 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

Part 4: Certain Gifts and Charitable Contributions 9. List all gifts or charitable contributions the debtor gave to a recipient within 2 years before filing this case unless the aggregate value of the gifts to that recipient is less than $1,000 ??None Recipient’s name and address Description of the gifts or contributions Dates given Value 9.1 $ Creditor's Name Street City State ZIP Code Country Recipient’s relationship to debtor Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 6 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

Part 5: Certain Losses 10. All losses from fire, theft, or other casualty within 1 year before filing this case. ? None Description of the property lost and how the loss occurred Amount of payments received for the loss If you have received payments to cover the loss, for example, from insurance, government compensation, or tort liability, list the total received. List unpaid claims on Official Form 106A/B (Schedule A/B: Assets – Real and Personal Property). Date of loss Value of property lost 10.1 $ Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 7 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

11. Payments related to bankruptcy List any payments of money or other transfers of property made by the debtor or person acting on behalf of the debtor within 1 year before the filing of this case to another person or entity, including attorneys, that the debtor consulted about debt consolidation or restructuring, seeking bankruptcy relief, or filing a bankruptcy case. ? None Who was paid or who received the transfer? If not money, describe any property transferred Dates Total amount or value 11.1 Cole Schotz P.C. 3/29/2016 $ 25,000.00 Address 25 Main Street Street Court Plaza South Hackensack NJ 07602- 0800 City State ZIP Code Country Email or website address http://www.coleschotz.com Who made the payment, if not debtor? 11.2 Cole Schotz P.C. 4/12/2016 $ 150,000.00 Address 25 Main Street Street Court Plaza South Hackensack NJ 07602- 0800 City State ZIP Code Country Email or website address http://www.coleschotz.com Who made the payment, if not debtor? 11.3 Cole Schotz P.C. 4/26/2016 $ 125,000.00 Address 25 Main Street Street Court Plaza South Hackensack NJ 07602- 0800 City State ZIP Code Country Email or website address Part 6: Certain Payments or Transfers Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 8 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

http://www.coleschotz.com Who made the payment, if not debtor? 11.4 Cassel Salpeter & Co 4/29/2016 $ 50,000.00 Address 801 Brickell Avenue Street Suite 1900 Miami FL 33131 City State ZIP Code Country Email or website address http://casselsalpeter.com Who made the payment, if not debtor? 11.5 Kurtzman Carson Consultants 4/15/2016 $ 25,000.00 Address 2335 Alaska Avenue Street El Segundo CA 90245 City State ZIP Code Country Email or website address http://www.kccllc.com Who made the payment, if not debtor? 12. Self-settled trusts of which the debtor is a beneficiary List any payments or transfers of property made by the debtor or a person acting on behalf of the debtor within 10 years before the filing of this case to a self-settled trust or similar device. Do not include transfers already listed on this statement. ? None Name of trust or device Describe any property transferred Dates transfers were made Total amount or value 12.1 $ Trustee Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 9 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

13. Transfers not already listed on this statement List any transfers of money or other property - by sale, trade, or any other means - made by the debtor or a person acting on behalf of the debtor within 2 years before the filing of this case to another person, other than property transferred in the ordinary course of business or financial affairs. Include both outright transfers and transfers made as security. Do not include gifts or transfers previously listed on this statement. ? None Who received transfer? Description of property transferred or payments received or debts paid in exchange Date transfer was made Total amount or value 13.1 $ Address Street City State ZIP Code Country Relationship to Debtor Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 10 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

Part 7: Previous Locations 14. Previous addresses List all previous addresses used by the debtor within 3 years before filing this case and the dates the addresses were used. ? Does not apply Address Dates of occupancy 14.1 79 T.W. Alexander Drive From 6/15/2011 To 11/30/2014 Street 4401 Research Commons Building Research Triangle Park NC 27709 City State ZIP Code Country Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 11 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

Part 8: Health Care Bankruptcies 15. Health Care bankruptcies Is the debtor primarily engaged in offering services and facilities for: - diagnosing or treating injury, deformity, or disease, or - providing any surgical, psychiatric, drug treatment, or obstetric care? ? No. Go to Part 9. ? Yes. Fill in the information below. Facility Name and Address Nature of the business operation, including type of services the debtor provides If debtor provides meals and housing, number of patients in debtor’s care 15.1 Facility Name Location where patient records are maintained (if different from facility address). If electronic, identify any service provider. How are records kept? Street Check all that apply: ? Electronically ? Paper City State ZIP Code Country Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 12 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

Debtor: NephroGenex, Inc. Case number (if known): 16-11074
Name

Part 9: Personally Identifiable Information

16. Does the debtor collect and retain personally identifiable information of customers?

☑ No.

☐ Yes. State the nature of the information collected and retained.

Does the debtor have a privacy policy about that information?

☐ No

☐ Yes

17. Within 6 years before filing this case, have any employees of the debtor been participants in any ERISA, 401(k), 403(b), or other pension or profit-sharing plan made available by the debtor as an employee benefit?

☐ No. Go to Part 10.

Yes. Does the debtor serve as plan administrator?

☐ No. Go to Part 10.

☑ Yes. Fill in below:

	Name of plan	Employer identification number of the plan
17.1	NephroGenex, Inc. 401(k) Plan	EIN: 201295171

Has the plan been terminated?

☑ No

☐ Yes

Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 13

Part 10: Certain Financial Accounts, Safe Deposit Boxes, and Storage Units 18. Closed financial accounts Within 1 year before filing this case, were any financial accounts or instruments held in the debtor’s name, or for the debtor’s benefit, closed, sold, moved, or transferred? Include checking, savings, money market, or other financial accounts; certificates of deposit; and shares in banks, credit unions, brokerage houses, cooperatives, associations, and other financial institutions. ? None Financial institution name and address Last 4 digits of account number Type of account Date account was closed, sold, moved, or transferred Last balance before closing or transfer 18.1 Wells Fargo XXXX-4621 ? Checking 3/16/2016 $ 0.00 Name ? Savings 10900 Wilshire Blvd ? Money market Street ? Brokerage ? Other Los Angeles CA 90024 City State ZIP Code Country 18.2 Wells Fargo XXXX-7077 ? Checking 3/16/2016 $ 0.00 Name ? Savings 10900 Wilshire Blvd ? Money market Street ? Brokerage ? Other Los Angeles CA 90024 City State ZIP Code Country 19. Safe deposit boxes List any safe deposit box or other depository for securities, cash, or other valuables the debtor now has or did have within 1 year before filing this case. ? None Depository institution name and address Names of anyone with access to it Description of the contents Does debtor still have it? 19.1 ? No Name ? Yes Street Address City State ZIP Code Country Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 14 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

20. Off-premises storage List any property kept in storage units or warehouses within 1 year before filing this case. Do not include facilities that are in a part of a building in which the debtor does business. ??None Facility name and address Names of anyone with access to it Description of the contents Does debtor still have it? 20.1 Recall - Cary Annie Poulos FDA filings and related correspondences and supporting documentation ? No Name ? Yes 900 Aviation Parkway Street Suite 220 Morrisville NC 27560 Address City State ZIP Code 3200 Beachleaf Court Suite 900 Raleigh, NC 27604 Country 20.2 Recall - RTP Annie Poulos Historical financial records and clinical trials supporting documentation ? No Name ? Yes 3835 S. Alston Avenue Street Durham NC 27713 Address City State ZIP Code 3200 Beachleaf Court Suite 900 Raleigh, NC 27604 Country 20.3 Recall - New Jersey Annie Poulos Clinical trials supporting documentation ? No Name ? Yes 104 Carnegie Center Street Princeton NJ 08540 Address City State ZIP Code 3200 Beachleaf Court Suite 900 Raleigh, Country NC 27604 Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 15 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

Part 11: Property the Debtor Holds or Controls That the Debtor Does Not Own 21. Property held for another List any property that the debtor holds or controls that another entity owns. Include any property borrowed from, being stored for, or held in trust. Do not list leased or rented property. ? None Owner’s name and address Location of the property Description of the property Value 21.1 $ Name Street City State ZIP Code Country Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 16 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

Debtor: NephroGenex, Inc.
Name

Case number (if known): 16-11074

Part 12: Details About Environmental Information

For the purpose of Part 12, the following definitions apply:

- *Environmental law* means any statute or governmental regulation that concerns pollution, contamination, or hazardous material, regardless of the medium affected (air, land, water, or any other medium).
- *Site* means any location, facility, or property, including disposal sites, that the debtor now owns, operates, or utilizes or that the debtor formerly owned, operated, or utilized.
- *Hazardous material* means anything that an environmental law defines as hazardous or toxic, or describes as a pollutant, contaminant, or a similarly harmful substance.

Report all notices, releases, and proceedings known, regardless of when they occurred.

22. Has the debtor been a party in any judicial or administrative proceeding under any environmental law? Include settlements and orders.

☑ No

☐ Yes. Provide details below.

	Case title	Court or agency name and address	Nature of the case	Status of case
22.1		Name		☐ Pending
	Case Number	Street		☐ On appeal
		City State ZIP Code		☐ Concluded
		Country		

23. Has any governmental unit otherwise notified the debtor that the debtor may be liable or potentially liable under or in violation of an environmental law?

☑ No

☐ Yes. Provide details below.

	Site name and address	Governmental unit name and address	Environmental law, if known	Date of notice
23.1	Name	Name		
	Street	Street		
	City State ZIP Code	City State ZIP Code		
	Country	Country		

24. Has the debtor notified any governmental unit of any release of hazardous material?

☑ No

☐ Yes. Provide details below.

	Site name and address	Governmental unit name and address	Environmental law, if known	Date of notice
24.1				

Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 17

Name Name Street Street City State ZIP Code City State ZIP Code Country Country Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 18 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

Debtor: NephroGenex, Inc. Case number (if known): 16-11074
Name

Part 13: Details About the Debtor's Business or Connections to Any Business

25. Other businesses in which the debtor has or has had an interest

List any business for which the debtor was an owner, partner, member, or otherwise a person in control within 6 years before filing this case. Include this information even if already listed in the Schedules.

☐ None

	Business name and address	Describe the nature of the business	Employer Identification number Do not include Social Security number or ITIN.
25.1	NephroGenex International Limited (Name) Arthur Cox Building (Street) Earlsfort Terrace Dublin 2 (City, State, ZIP Code) Ireland (Country)	Wholly-owned subsidiary of the Debtor registered in September 2014 in Dublin Ireland	EIN: N/A **Dates business existed** From 9/10/2014 To Present

26. Books, records, and financial statements

26a. List all accountants and bookkeepers who maintained the debtor's books and records within 2 years before filing this case.

☐ None

	Name and Address	Dates of service
26a.1	John Hamill, CEO/CFO (Name) 3200 Beechleaf Ct (Street) Suite 900 Raleigh NC 27604 (City, State, ZIP Code) (Country)	From Jan 2014 To Present
26a.2	Annie Poulos, Controller (Name) 3200 Beechleaf Ct (Street) Suite 900 Raleigh NC 27604 (City, State, ZIP Code) (Country)	From Dec 2015 To Present
26a.3	Rhonda Stanley, Controller (Name) 3200 Beechleaf Ct (Street) Suite 900 Raleigh NC 27604	From Apr 2014 To Dec 2015

Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 19

Debtor: NephroGenex, Inc. Case number (if known): 16-11074

Name
City State ZIP Code

Country

26a.4 Kelli Fallis, Accountant From July 2014 To Apr 2016
Name
3200 Beechleaf Ct
Street
Suite 900
Raleigh NC 27604
City State ZIP Code

Country

26a.5 Daniel Cabo, CFO of Care Capital From 2007 To June 2014
Name
PO Box 792
Street

Pennington NJ 08534
City State ZIP Code

Country

26b. List all firms or individuals who have audited, compiled, or reviewed debtor's books of account and records or prepared a financial statement within 2 years before filing this case.

☐ None

	Name and Address	Dates of service
26b.1	EisnerAmper LLC (Name) 111 Wood Avenue South (Street) Suite 600 Iselin (City) NJ (State) 08830 (ZIP Code) Country	From May 2004 To Present
26b.2	Experis Manpower Group (Name) 29973 Network Place (Street) Chicago (City) IL (State) 60673-299 (ZIP Code) Country	From Mar 2015 To Mar 2016
26b.3	Hughes Pittman & Gupton LLP	From Jan 2016 To Mar 2016

Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 20

Name 1500 Sunday Drive Street Suite 300 Raleigh NC 27607 City State ZIP Code Country 26b.4 Pinehill Group LLC From Jan 2014 To Dec 2014 Name 1835 Market Street Street Suite 910 Philadelphia PA 19103 City State ZIP Code Country 26b.5 BDO From Sept 2014 To Mar 2015 Name 5430 Wade Park Blvd Street Suite 208 Raleigh NC 15264-2743 City State ZIP Code Country Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 21 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

Debtor: NephroGenex, Inc.
Name
Case number (if known): 16-11074

26c. List all firms or individuals who were in possession of the debtor's books of account and records when this case is filed.

☐ None

Name and address	If any books of account and records are unavailable, explain why
26c.1 John Hamill Name 3200 Beechleaf Ct Street Suite 900 Raleigh NC 27604 City State ZIP Code Country	

Name and address	If any books of account and records are unavailable, explain why
26c.2 Annie Poulos Name 3200 Beechleaf Ct Street Suite 900 Raleigh NC 27604 City State ZIP Code Country	

Name and address	If any books of account and records are unavailable, explain why
26c.3 Kelli Fallis Name 3200 Beechleaf Ct Street Suite 900 Raleigh NC 27604 City State ZIP Code Country	

Official Form 207 **Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy** Page 22

28. List the debtor’s officers, directors, managing members, general partners, members in control, controlling shareholders, or other people in control of the debtor at the time of the filing of this case. Name Address Position and Nature of any interest % of interest, if any 28.1 See SOFA 28 Attachment 26d. List all financial institutions, creditors, and other parties, including mercantile and trade agencies, to whom the debtor issued a financial statement within 2 years before filing this case. ? None Name and address 26d.1 East West Bank Name 19625 Stevens Creek Blvd Street Cupertino CA 95014 City State ZIP Code Country 27. Inventories Have any inventories of the debtor’s property been taken within 2 years before filing this case? ? No ? Yes. Give the details about the two most recent inventories. Name of the person who supervised the taking of the inventory Date of Inventory The dollar amount and basis (cost, market, or other basis) of each inventory $ Name and address of the person who has possession of inventory records 27.1 Name Street City State ZIP Code Country Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 23 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

Debtor: NephroGenex, Inc. Case number (if known): 16-11074
Name

29. Within 1 year before the filing of this case, did the debtor have officers, directors, managing members, general partners, members in control of the debtor, or shareholders in control of the debtor who no longer hold these positions?

☐ No

☑ Yes. Identify below.

	Name	Address	Position and Nature of any interest	Period during which position or interest was held
29.1	Pierre Legault	3200 Beechleaf Ct, Suite 900, Raleigh, NC, 27604	President and CEO	From 10/18/2013 To 4/13/2016
29.2	Jai Patel	3200 Beechleaf Ct, Suite 900, Raleigh, NC, 27604	CSO	From 7/27/2015 To 4/13/2016
29.3	J. Wesley Fox, Ph. D.	3200 Beechleaf Ct, Suite 900, Raleigh, NC, 27604	CSO	From 1/1/2005 To 8/31/2015
29.4	Carrie Taylor	3200 Beechleaf Ct, Suite 900, Raleigh, NC, 27604	Vice President of Clinical Development	From 3/17/2014 To 6/19/2015
29.5	Pepper Landson	3200 Beechleaf Ct, Suite 900, Raleigh, NC, 27604	Vice President of Clinical Operations	From 3/3/2014 To 2/29/2016
29.6	Robert Charles Peterson	3200 Beechleaf Ct, Suite 900, Raleigh, NC, 27604	Vice President of Regulatory Affairs	From 9/5/2009 To 2/29/2016

Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 24

30. Payments, distributions, or withdrawals credited or given to insiders Within 1 year before filing this case, did the debtor provide an insider with value in any form, including salary, other compensation, draws, bonuses, loans,credits on loans, stock redemptions, and options exercised? ? No ? Yes. Identify below. Name and address of recipient Amount of money or description and value of property Dates Reason forproviding the value 30.1 See Responses to Question 4 Name Street City State ZIP Code Country Relationship to debtor 31. Within 6 years before filing this case, has the debtor been a member of any consolidated group for tax purposes? ? No ? Yes. Identify below. Name of the parent corporation Employer Identification number of the parent corporation 31.1 EIN: 32. Within 6 years before filing this case, has the debtor as an employer been responsible for contributing to a pension fund? ? No ? Yes. Identify below. Name of the pension fund Employer Identification number of the pension fund 32.1 EIN: Official Form 207 Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy Page 25 Debtor: Case number (if known): NephroGenex, Inc. 16-11074 Name

In re: NephroGenex, Inc.
Case No. 16-11074
SOFA Attachment 3
Certain payments or transfers to creditors within 90 days before filing this case

Creditor's name	Address 1	Address 2	City	State	Zip	Country	Total amount or value	Secured debt	Suppliers or vendors	Professional Services	Other	If other, specify reason
									Reason for payment or transfer			
Blue Cross Blue Shield NC	PO Box 580017		Charlotte	NC	28258-0017		$ 34,178.95		√			
BMC Communications	740 Broadway	9th Floor	New York	NY	10003		$ 18,494.75		√	√		
Carolinas IT	PO Box 531822		Atlanta	GA	30353-1822		$ 12,272.49		√			
Cassel Salpeter & CO	801 Brickell Avenue	Suite 1900	Miami	FL	33131		$ 50,000.00		√	√		
Catalent Pharma Solutions	160 N. Pharma Drive		Morrisville	NC	27560		$ 84,662.81		√			
Chirag Parikh	9 Pondside Drive		Wallingford	CT	06492		$ 6,448.19		√	√		
Collaborative Study Group	1426 W. Washington Blvd		Chicago	IL	60607		$ 23,959.00		√	√		
Computershare Inc.	Dept CH 19228		Palatine	IL	60055		$ 11,574.74		√			
Cooperative Clinical Drug Research	Lindenalle 70		Hoppegarten			DE	$ 46,130.11		√			
East West Bank - Debt Payoff	12707 High Bluff Drive	Suite 200	San Diego	CA	92130		$ 6,304,141.44	√				
East West Bank - Feb Principal and Interest Payment	12707 High Bluff Drive	Suite 200	San Diego	CA	92130		$ 226,215.85	√				
EisnerAmper LLP	111 Wood Avenue South	Ste 600	Iselin	NJ	8830		$ 43,350.00		√	√		
EWB Visa							$ 24,027.60		√			
Health Equity	15 W. Scenic Pointe Dt	Suite 100	Draper	UT	84020		$ 12,183.44		√			
Highwoods Realty LP	PO Box 409412		Atlanta	GA	30384		$ 19,857.74				√	Lease Payment for Office HQ
Itamar Raz	Hadassah Hebrew University	PO Box 12000	Jerusalem		91120	IL	$ 15,000.00		√	√		
Lavin Consulting LLC	3 Cahill Park Dr.		Framingham	MA	01702		$ 9,500.00		√	√		
Mark A. Klausner, MD	2332 Town Court North		Lawrenceville	NJ	08648		$ 16,100.00		√	√		
Marriott Union Square - SF	480 Sutter Street		San Francisco	CA	94108		$ 17,378.87		√			
Mathews Media Group, Inc.	700 King Farm Blvd	Ste 500	Rockville	MD	20850		$ 50,254.94		√	√		
McDonnell Boehnen Hulbert & Berghoff	300 South Wacker Drive		Chicago	IL	60606-6709		$ 29,193.73		√	√		
Medpace Inc.	5375 Medpace Way		Cincinnati	OH	45227		$ 1,909,178.07		√			
Michael Metzger	41 North Way		Chappaqua	NY	10514		$ 62,500.00		√	√		
Mintz Levin Cohn Ferris Glovsky	PO Box 4539		Boston	MA	02212-4539		$ 186,402.20		√	√		
Morgan Franklin Consulting LLC	7900 Tysons One Place, Ste 30	Tysons Tower	McLean	VA	22102		$ 15,632.82		√	√		
MTS Health Partners	623 Fifth Avenue, 14th Floor		New York	NY	10022		$ 11,532.74		√	√		
Patheon Pharmaceuticals Inc	2110 East Galbraith Road		Cincinnati	OH	45237		$ 6,472.00		√			
Pepper Hamilton LLP	3000 Two Logan Square	Eighteenth & Arch Street	Philadelphia	PA	19103-2799		$ 7,847.00		√	√		
Premier Advisory Services	3000 Blackburn #1902		Dallas	TX	75204		$ 8,036.82		√	√		
Sharp Clinical Services Inc	PO Box 8500-3797		Philadelphia	PA	19178-3797		$ 14,614.09		√			
Skadden, Arps LLP	PO Box 1764		White Plains	NY	10602		$ 282,750.00		√	√		
The Trout Group LLC	740 Broadway, 9th Floor		New York	NY	10003		$ 16,750.10		√	√		
Uppsala Monitoring Centre	Box 1051		Uppsala		75140	SE	$ 10,943.64		√			
Vanderbilt University	1207 17th Ave South	Ste 105	Nashville	TN	37212		$ 36,605.66		√	√		
Willis of New York	PO Box 4557		New York	NY	10249-4557		$ 2,072,923.00		√			
Workiva LLC	2900 University Blvd		Ames	IA	50010		$ 10,331.20		√			

Page 1 of 1

In re: NephroGenex, Inc.
Case No. 16-11074
SOFA Attachment 4
Payments or other transfers of property made within 1 year before filing this case that benefited any insider

Insider's name	Address 1	Address 2	City	State	Zip	Date	Total amount or value	Reasons for payment or transfer	Relationship to debtor
Eugen Steiner, M.D.	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	7/2015 to 4/2016	$ 80,829.01	Board Fees and Expense Reimbursements	Director
J. Wesley Fox, Ph.D.	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	8/30/2015	$ 14,077.59	Vacation Payout	Former Employee
J. Wesley Fox, Ph.D.	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	5/2015 to 8/2015	$ 16,496.87	Expense Reimbursement	Former Employee
J. Wesley Fox, Ph.D.	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	9/2015 to 2/2016	$ 80,755.41	Consulting Fees	Former Employee
J. Wesley Fox, Ph.D.	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	4/16/2015 to 8/31/2015	$ 137,784.42	Salary	Former Employee
Jai Patel	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	4/13/2016	$ 18,361.54	Vacation Payout	Former Employee and Current Consultant
Jai Patel	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	8/2015 to 4/2016	$ 28,006.49	Expense Reimbursement	Former Employee and Current Consultant
Jai Patel	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	2/4/2016	$ 60,959.00	Bonus	Former Employee and Current Consultant
Jai Patel	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	7/15/2015 to 4/13/2016	$ 264,175.21	Salary	Former Employee and Current Consultant
Jai Patel	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	4/13/2016	$ 519,750.00	Severance	Former Employee and Current Consultant
James Mitchum	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	7/2015 to 4/2016	$ 63,284.05	Board Fees and Expense Reimbursements	Director
John Hamill	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	12/31/2015	$ 15,625.00	Vacation Payout	CFO/CEO
John Hamill	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	4/2015 to 4/2016	$ 47,845.95	Expense Reimbursement	CFO/CEO
John Hamill	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	2/4/2016	$ 150,000.00	Bonus	CFO/CEO
John Hamill	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	4/16/2015 to 4/30/2016	$ 366,147.23	Salary	CFO/CEO
Marco Taglietti, M.D.	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	7/2015 to 4/2016	$ 45,000.00	Board Fees and Expense Reimbursements	Director
Pierre Legault	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	Apr-16	$ 8,250.00	Consulting Fees	Former Employee and Current Consultant, Director
Pierre Legault	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	4/16/2015 to 4/30/2016	$ 20,520.00	Value of Vested RSUs	Former Employee and Current Consultant, Director
Pierre Legault	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	4/16/2015 to 4/30/2016	$ 44,567.42	Special Gross-Up Bonuses	Former Employee and Current Consultant, Director
Pierre Legault	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	12/31/2015 & 4/13/2016	$ 67,339.75	Vacation Payout	Former Employee and Current Consultant, Director
Pierre Legault	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	4/2015 to 4/2016	$ 104,849.55	Expense Reimbursement	Former Employee and Current Consultant, Director
Pierre Legault	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	2/4/2016	$ 390,750.00	Bonus	Former Employee and Current Consultant, Director
Pierre Legault	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	4/16/2015 to 4/30/2016	$ 513,611.08	Salary	Former Employee and Current Consultant, Director
Pierre Legault	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	4/13/2016	$ 825,000.00	Severance	Former Employee and Current Consultant, Director
Richard Markham	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	7/2015 to 4/2016	$ 85,320.21	Board Fees and Expense Reimbursements	Director
Robert R. Seltzer	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	7/2015 to 4/2016	$ 53,322.64	Board Fees and Expense Reimbursements	Director

Page 1 of 1

In re: NephroGenex, Inc.
Case No. 16-11074
SOFA Attachment 28
Current Partners, Officers, Directors and Shareholders

Name	Address 1	Address 2	City	State	Zip	Position and nature of any interest	% of interest, if any
Care Capital III, LLC	PO Box 792		Pennington	NJ	08534	Beneficial Owner	32.80%
Eugen Steiner, M.D.	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	Director	0.10%*
James Mitchum	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	Director	0%
John Hamill	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	CEO/CFO	0%
Marco Taglietti, M.D.	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	Director	0%
Pierre Legault	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	Director	0.10%
Richard Markham	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	Director	0%
Robert R. Seltzer	3200 Beechleaf Ct	Suite 900	Raleigh	NC	27604	Director	0%
Visium Asset Management	888 Seventh Avenue		New York	NY	10019	Owner	7.10%

* Beneficially owned by Mr. Steiner and indirectly held through Setraco EHF.

Page 1 of 1